UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-0792

                                CNI CHARTER FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                             400 North Roxbury Drive
                             Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-889-0799

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2007

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                                [LOGO OMITTED]
                                               AMERICAN HOSPITAL
                                                  ASSOCIATION

                                           AHA INVESTMENT FUNDS(TM)
                                       A SERIES OF THE CNI CHARTER FUNDS

                               CCM Advisors, LLC is the AHA-sponsored investment
                                     advisor for the AHA Invesment Program



                                               [GRAPHIC OMITTED]

2007 ANNUAL REPORT September 30, 2007

--------------------------------------------------------------------------------

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balanced Fund

AHA Diversified Equity Fund                                     www.ahafunds.org

AHA Socially Responsible Equity Fund                     www.cnicharterfunds.com

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                            AHA Investment Funds Annual Report
                            Series of CNI Charter Funds

              2   Letter to Our Shareholders
              6   Fund Overview
             11   Schedules of Investments
             35   Statements of Assets and Liabilities
             36   Statements of Operations
             38   Statements of Changes in Net Assets
             40   Financial Highlights
             42   Notes to Financial Statements
             49   Report of Independent Registered Public Accounting Firm
             50   Trustees and Officers
             53   Notice to Shareholders
             54   Disclosure of Fund Expenses
             55   Approval of Advisory and Sub-Advisory Agreements

--------------------------------------------------------------------------------

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds' portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request by calling 1-800-445-1341, (2) on the CNI Charter Funds' website at WWW.CNICHARTERFUNDS.COM, and (3) on the Securities and Exchange Commission's website at WWW.SEC.GOV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Form N-Q is available on the Commission's website at HTTP://WWW.SEC.GOV and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q is also available on the CNI Charter Funds' website at WWW.CNICHARTERFUNDS.COM and without charge, upon request by calling 1-800-445-1341.


                          AHA INVESTMENT FUNDS | PAGE 1
letter to our shareholders

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

Dear Shareholder:

Please find enclosed the annual report for the AHA Investment Funds series of CNI Charter Funds (the "AHA Funds"), for the year ended September 30, 2007. This letter will summarize results for the AHA Funds and our activities for the past twelve months. This is the second full year since our merger into the CNI Charter Fund family with over $4 billion in assets under management. The CNI Charter Funds and its sponsor, City National Bank, have made available their significant resources to enhance the AHA Funds' operations and services to our investors.

AHA LIMITED MATURITY FIXED
INCOME FUND

City National Asset Management, Inc. ("CNAM") and The Patterson Corporation ("Patterson") serve as the two sub-advisers to the AHA Limited Maturity Fixed Income Fund. October 1 marks the second anniversary of the appointment of CNAM as a sub-adviser to a portion of the Fund. One of the resources brought to the Fund by CNAM is its bond management expertise in the 1-5 year maturity range, an area in which it specializes and which complements Patterson's 1-3 year maturity range. While the internal Investment Committee of CCM Advisors, LLC, the AHA Funds' investment manager, monitors the sub-advisers' performance against their individual benchmarks, the combined portfolios which comprise this Fund are benchmarked to the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month U.S.Treasury Index.

During the fiscal year the Board of Trustees approved the Fund's purchase of securities rated BBB by Moody's and Baa by Standard & Poor's, which broadens the Fund's diversification to all Investment Grade securities, rather than the A or higher rating requirement previously in place. This was recommended by the Fund's adviser to seek additional yield and total return potential in the corporate bond sector while maintaining risk controls on credit quality. It went into effect January 31, 2007.

During the fiscal year ended September 30, 2007, the Federal Reserve Bank ("Fed") changed its policy of increases in short-term interest rates because of recent concerns over the credit crunch caused by the decreasing quality of sub-prime mortgages. Please be assured that the Fund's managers do not invest in low quality or sub-prime loans. However, there was a spillover effect on the entire bond market due to fear of sub-prime mortgage defaults. Rising interest rates triggered increased monthly payment adjustments to ARMs (Adjustable Rate Mortgages), which caused the Fed to rethink its policy. Therefore the FOMC (Federal Open Market Committee) moved to decrease the discount rate in August by 0.50% and then the Fed Funds rate in September by 0.50%. The Fed actions especially affect short term yields, causing the 30-day SEC yield on the Merrill Lynch 3-Month U.S. Treasury Index ("T-Bill") to drop from 4.91% in September 2006 to 3.83% in September 2007 (see how the Interest Yield drops from 3/31/07 to 9/30/07 on the Yield Curve chart at the 3-month maturity). The 30-day SEC yield on the Fund's Institutional Class shares changed only slightly, from 4.47% in September 2006 to 4.34% in September 2007, and is currently

                     YIELD CURVE OF U.S. TREASURY SECURITIES
                       AS OF 9/30/06, 3/31/07 AND 9/30/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Years to Maturity   9/30/2007   3/31/2007   9/30/2006

 3M                      3.82        5.04        4.89
 6M                      4.09        5.06        5.02
 1 Yr                    4.05         4.9        4.91
 2 Yr                    3.97        4.58        4.71
 3 Yr                    4.03        4.54        4.62
                         4.13        4.54         4.6
 5 Yr                    4.23        4.54        4.59
                         4.38        4.58         4.6
10 Yr                    4.59        4.65        4.64
                         4.74        4.78         4.7
                         4.89        4.92        4.77
                         4.86        4.88        4.84
25Y+                     4.83        4.84        4.76


                          AHA INVESTMENT FUNDS | PAGE 2
letter to our shareholders

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

yielding more than the T-Bill. Whereas the Fund's yield rose more slowly than the T-Bill during the Fed's policy of increasing rates in 2005-2006, there is also lag behind T-Bills as yields decline. It takes longer for the higher income producing securities in the Limited Maturity Fund to reach maturity than 3-Month T-Bills. This is beneficial for shareholders who are seeking income and want to earn a higher monthly yield than T-Bills.

The total net return of the Fund's Institutional Class shares was 4.63% for the fiscal year. During the credit crunch of the past six months, Treasury securities rallied in a flight to quality during the mortgage crisis. The Merrill Lynch 1-3 year Treasury Index had a return of 5.80% as it is comprised 100% of Treasury securities. Since the Limited Maturity Fund is a diversified blend of corporate (37% weighting), Treasury (11%),Agency (24%) and mortgage (37%) securities, the Fund's mortgage and corporate allocations could not keep up with Treasuries, causing the Fund's returns to lag behind the 1-3 year Treasury Index. The bond market concerns even caused federally-backed Agency securities to be depressed in price. To control risk, the Fund maintains an overall average credit quality rating of AA+, and the portfolio managers follow conservative investment guidelines. In terms of peer group performance the Fund compares favorably to the Lipper Short/Intermediate Investment Grade Debt peer group which had annual returns of 4.29%.

For Class A Shares of this Fund, redesignated as Class "N" shares in October 2007 (for "No-load"), annualized return was 4.47% and the 30-day SEC yield ranged from 4.18% in September 2006 to 4.07% in September 2007.

AHA FULL MATURITY FIXED INCOME

The AHA Full Maturity Fixed Income Fund combines two equally weighted portfolios managed by Boyd Watterson Asset Management, LLC and Robert W. Baird & Co. Incorporated to the Fund's intermediate and aggregate indexes, respectively, to provide a "full" maturity spectrum. The intermediate portfolio manager began the fiscal year with a slightly shorter duration than its index (3.2 years vs. 3.6 years), as a defensive measure which aided performance in the rising interest rate environment of the first half of the fiscal year. However, the portfolio manager lengthened duration mid-year and shortened again to finish just under the Lehman Intermediate Government/Credit Index (3.4 years vs. 3.7). The aggregate portfolio was maintained right on the Lehman Aggregate index duration of 4.6 years which remained nearly constant throughout the year.

During the fiscal year, intermediate and longer maturity bonds stabilized and gradually rose in prices earlier in the year as the Fed moved away from its policy of rate increases. Bond prices and interest rates have an inverse relationship; while yields go up prices will drop as the bond market adjusts to actions by the Fed. However, the bond market was in turmoil during the last six months of the fiscal year. The fears of defaults in the sub-prime loan market depressed returns on the entire mortgage sector. The higher interest rates mandated by the Fed in 2005-2006 began to cause many ARMs (Adjustable Rate Mortgages) to increase to an extent that the incidence of default was rising rapidly. This caused concern with many mortgage lenders and banks. In August, the Fed stepped in with a 0.50% discount rate decrease to ease the cost of borrowing and to help mortgage holders to make their payments (see Yield Curve chart to compare the yields paid at different maturities at the beginning, mid-point and end of the fiscal year). There was an investor shift to the safe haven of Treasury securities, causing Treasury prices to rally sharply and mortgage-backed securities, even of good credit quality, suffered in a spillover effect from the sub-prime sector. Even government-backed


                          AHA INVESTMENT FUNDS | PAGE 3
letter to our shareholders

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

Agency securities showed downturns in the market. As the Fund invests in investment grade bonds only, it did not hold any high risk sub-prime assets.

The Fund's average dollar-weighted credit quality is AA and has been so throughout the year. However, with a 28-29% weighting in mortgage-backed securities and a small 13-14% weighting in Treasury securities the Institutional Class and Class A (renamed N) Shares recorded net returns of 4.48% and 4.23%, respectively, for the fiscal year. This compared favorably to the peer group average of the Lipper Corporate Debt Funds A Rated Classification (which is a universe of government/corporate bond funds rated A or better) return of 4.04%. The Lehman Intermediate Government/Credit Index returned 5.44% during the fiscal year. However, the intermediate index does not contain any mortgages, and 42% of the index is comprised of Treasuries. Therefore, relative to its benchmarks the Fund was significantly overweight in mortgage-backed securities that underperformed, and underweight in Treasuries, which outperformed. The Fund's advisers still believe that shareholder interests are best served by a diversified portfolio of bonds rather than all Treasury securities, and anticipate that as the bond market adjusts to Fed actions to support the home mortgage system, the diversification of a multiple-sector bond fund will benefit investors.

AHA BALANCED FUND

The AHA Balanced Fund combines stocks, bonds and cash in a moderate allocation targeted at 60% stocks. The Fund's net return for the fiscal year was 9.47%. A hybrid benchmark of 60% S&P 500 Stock Index, 30% Lehman U.S. Aggregate Bond Index and 10% Merrill Lynch 3-month U.S. Treasury Index returned 11.89%. The Fund's ranking in the Morningstar moderate universe was in the 70th percentile for the year. The Fund had a market weight in energy stocks, which was the best performing sector for the year, and an overweight in the materials sector (raw materials and mining), the second best performing sector. However, an underweight in industrial stocks, which performed well, and overweights in the financial and consumer discretionary sectors were drags on performance. The aggregate duration of the Fund's fixed income allocation aided returns, and the portfolio held an index-equal weight to investment grade mortgages, but an underweight in Treasuries during the flight to quality held back performance late in the fiscal year.

AHA DIVERSIFIED EQUITY FUND

The AHA Diversified Equity Fund Institutional Class and Class A (redesignated Class N) Shares produced results of 11.93% and 11.62%, respectively. This Fund combines three portfolio managers: core (50% weight), traditional value (25%) and an alpha large-mid value (25%). During the year the trend in equity markets away from value oriented sectors became evident as growth oriented equities led the market and that portion of the S&P 500 Index led it to a return of 16.44%. The Fund's holdings overweighting in the best performing sectors, energy and information technology, aided performance as oil prices continued to hit record levels and growth oriented technology stocks rose. However, the largest weighting in the Fund was the Financial sector, and it was a drain on performance in the final fiscal quarter as concerns about banks' creditworthiness in the sub-prime mortgage crisis caused bank stocks in this sector to fall. The Fund's core portfolio manager, Freeman Associates Investment Management LLC's theme of low price-to-earnings ratios and strong cash flows helped minimize downside risk in the Fund.

As noted above, this Fund is a blend of three major investment styles, the conservative "core" management of Freeman Associates, with a more aggressive "alpha" manager, SKBA Capital Management's Value


                          AHA INVESTMENT FUNDS | PAGE 4
letter to our shareholders

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

Opportunity style, and AMBS Investment Counsel's Absolute Large Cap Value, a fundamental value approach. This is the first fiscal year of the alpha and fundamental managers as they began management of the AHA Diversified Equity portfolios at the start of the new fiscal year on October 1, 2006. Freeman Associates has been the core manager for over ten years.

This Fund is tobacco-free and has just been listed in Schwab's socially conscious group of funds in both OneSource and Institutional. It was listed on Fidelity over the summer and the N (No-load) class is available to retail investors nationally.

AHA SOCIALLY RESPONSIBLE
EQUITY FUND

The AHA Socially Responsible Equity Fund completed its second full fiscal year of performance. It is pro-green and designed to meet the social guidelines of church-based organizations. The Fund's Institutional Class returned 13.89% for the fiscal year, while the A (now named N) shares were up 13.64%. These returns are very close to the 13.95% of the Domini 400 Social Index. Returns were aided by overweights in information technology and energy stocks and paring back the Financial sector.

The Fund's sub-adviser, SKBA Capital Management, uses their Socially Responsible Value investment style, and follows the social guidelines of the U.S. Conference of Catholic Bishops. Proactively SKBA researches companies that have good environmental sustainability, human rights and governance track records. We now have three of the four largest non-profit hospital systems in the U.S. as investors in this Fund through their employee retirement plans. This Fund is listed on Schwab as part of their socially conscious universe and is also on the Fidelity platform. The N (No-load) Class is available to investors nationally.

NEW FISCAL YEAR

We recently redesigned and launched a new website, WWW.AHAFUNDS.COM and WWW.AHAFUNDS.ORG, with much greater detail and background information. An exciting new development is the change in share class designation of the retail shares from "A" to "N", to emphasize that we are no-load. In conjunction with this, the AHA Socially Responsible Equity and AHA Diversified Equity Funds are now listed on Schwab, both Institutional and OneSource, under socially conscious funds. They are also on Fidelity,Wachovia, Lehman, City National Securities for purchase. We want to thank our shareholders for their confidence in the AHA Investment Funds and for enabling us to be distributed on more fund networks nationally.

    Sincerely,

    /s/ Timothy G. Solberg

    Timothy G. Solberg, CFA
    CHIEF INVESTMENT OFFICER
    AHA INVESTMENT FUNDS, SERIES OF THE CNI CHARTER FUNDS

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

OPINIONS EXPRESSED ABOVE ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL ANY SECURITY. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS IN THE REPORT FOR FUND HOLDINGS AND INDEX DEFINITIONS. PORTFOLIO HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE.

THE ADVISER HAS AN AGREEMENT IN PLACE TO WAIVE FEES. IN THE ABSENCE OF SUCH WAIVERS, TOTAL RETURN WOULD BE REDUCED.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

CHANGING INTEREST RATES CAN ADVERSELY AFFECT THE VALUE OF AN INVESTMENT IN THE AHA LIMITED AND FULL MATURITY FUNDS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO. (SIDCO).


                          AHA INVESTMENT FUNDS | PAGE 5
fund overview

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA LIMITED MATURITY FIXED INCOME FUND

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the AHA Limited Maturity Fixed Income Fund, Institutional Class, versus the following indexes: the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month
U.S. Treasury Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           Merrill Lynch
                      AHA Limited             3-Month         Merrill Lynch
                    Maturity Fixed             U.S.              1-3 Year
                 Income, Institutional      Treasury            Treasury
                     Class Shares             Index              Index
9/30/97                 $10,000              $10,000            $10,000
9/30/98                 $10,713              $10,536            $10,797
9/30/99                 $11,025              $11,031            $11,146
9/30/00                 $11,632              $11,669            $11,791
9/30/01                 $12,814              $12,305            $13,015
9/30/02                 $13,473              $12,551            $13,750
9/30/03                 $13,843              $12,717            $14,111
9/30/04                 $13,943              $12,856            $14,259
9/30/05                 $14,035              $13,193            $14,398
9/30/06                 $14,525              $13,787            $14,937
9/30/07                 $15,197              $14,507            $15,803

This chart assumes an initial gross investment of $10,000 for the AHA Limited Maturity Fixed Income Fund - Institutional Class Shares, as well as the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month U.S. Treasury Index. Performance figures include reinvested dividends and capital gains. Class A Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund Shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------
                                        Annualized   Annualized   Annualized   Annualized
                             One-Year     3-Year       5-Year       10-Year     Inception
Shares                        Return      Return       Return       Return       to Date
-----------------------------------------------------------------------------------------
Institutional Class(1)         4.63%       2.92%        2.44%        4.28%       5.25%
-----------------------------------------------------------------------------------------
Class A(2)                     4.47%        N/A          N/A          N/A        2.67%
-----------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Treasury Index                 5.80%       3.49%        2.82%        4.68%       5.89%
-----------------------------------------------------------------------------------------
Merrill Lynch 3-Month
U.S. Treasury Index            5.22%       4.11%        2.94%        3.79%       4.72%
-----------------------------------------------------------------------------------------

(1)   Commenced operations on October 31, 1988.

(2) Commenced operations on October 22, 2004. Total cumulative return since inception for the Class A Shares was 8.05% as of September 30, 2007.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX

A subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. This index is available on a monthly basis in price-only and total return versions. The value was set at 100 on December 31, 1975.

MERRILL LYNCH 3-MONTH U.S. TREASURY INDEX

The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date.

One cannot invest directly in an index.

Top Ten Holdings

                                                                 % OF PORTFOLIO

FHLB, 4.375%, 09/17/10                                                      3.5

U.S. Treasury Note, 4.625%, 07/31/09                                        2.7

FNMA, 5.500%, 03/15/11                                                      2.6

FHLMC, 5.125%, 10/15/08                                                     2.5

U.S. Treasury Note, 5.500%, 02/15/08                                        2.5

U.S. Treasury Note, 4.500%, 05/15/10                                        2.5

FHLMC REMIC, Ser R013, Cl AB, 6.000%, 12/15/21                              2.4

U.S. Treasury Note, 6.000%, 08/15/09                                        2.4

FHLMC, 3.625%, 09/15/08                                                     2.3

FNMA, 3.250%, 02/15/09                                                      2.3


                          AHA INVESTMENT FUNDS | PAGE 6
fund overview

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the AHA Full Maturity Fixed Income Fund, Institutional Class, versus the Lehman Brothers Intermediate Government/Credit Total Return Index and the Lehman Brothers U.S. Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 AHA Full Maturity     Lehman Brothers
                   Fixed Income,        Intermediate      Lehman Brothers
                   Institutional      Government/Credit   U.S. Aggregate
                   Class Shares      Total Return Index     Bond Index
     9/30/97          $10,000              $10,000            $10,000
     9/30/98          $11,073              $11,043            $11,151
     9/30/99          $10,991              $11,113            $11,110
     9/30/00          $11,730              $11,807            $11,886
     9/30/01          $13,137              $13,330            $13,426
     9/30/02          $14,065              $14,410            $14,580
     9/30/03          $14,864              $15,276            $15,369
     9/30/04          $15,376              $15,681            $15,935
     9/30/05          $15,699              $15,916            $16,381
     9/30/06          $16,175              $16,479            $16,982
     9/30/07          $16,900              $17,376            $17,853

This chart assumes an initial gross investment of $10,000 for the AHA Full Maturity Fixed Income Fund -Institutional Class Shares and the Lehman Brothers Intermediate Government/Credit Total Return Index and the Lehman Brothers U.S. Aggregate Bond Index. Performance figures include reinvested dividends and capital gains. Class A Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund Shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------
                                        Annualized   Annualized   Annualized   Annualized
                             One-Year     3-Year       5-Year       10-Year    Inception
Shares                        Return      Return       Return       Return      to Date
-----------------------------------------------------------------------------------------
Institutional Class(1)         4.48%       3.20%        3.74%        5.39%        6.56%
-----------------------------------------------------------------------------------------
Class A(2)                     4.23%       2.91%         N/A          N/A         3.45%
-----------------------------------------------------------------------------------------
Lehman Brothers
Intermediate
Government/Credit
Total Return Index             5.44%       3.48%        3.82%        5.68%        6.90%
-----------------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate
Bond Index                     5.13%       3.86%        4.13%        5.97%        7.40%
-----------------------------------------------------------------------------------------

(1)   Commenced operations on October 20, 1988.

(2) Commenced operations on April 30, 2004. Total cumulative return since inception for the Class A Shares was 12.28% as of September 30, 2007.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT TOTAL RETURN INDEX

A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

One cannot invest directly in an index.

Top Ten Holdings*

                                                                  % OF PORTFOLIO

U.S. Treasury Bond, 6.250%, 08/15/23                                         5.1

FNMA, 6.000%, 05/15/11                                                       4.3

FNMA, 5.500%, 04/01/36                                                       3.3

FHLMC, Pool G12609, 5.500%, 04/01/22                                         1.9

FNMA, 3.875%, 02/15/10                                                       1.9

FHLMC, 4.375%, 07/17/15                                                      1.7

FNMA, 6.125%, 03/15/12                                                       1.7

U.S. Treasury Note, 4.750%, 05/15/14                                         1.5

FNMA, 5.250%, 01/15/09                                                       1.5

U.S. Treasury Note, 3.000%, 02/15/08                                         1.3

*Excludes cash equivalents and collateral for securities lending.


                          AHA INVESTMENT FUNDS | PAGE 7
fund overview

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA BALANCED FUND

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the AHA Balanced Fund, versus a 60/30/10 Hybrid of the following indexes: the S&P 500 Index, the Lehman U.S. Aggregate Bond Index and the Merrill Lynch 3-Month U.S. Treasury Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            AHA Balanced Fund,                                  Lehman U.S.   Merrill Lynch
             Institutional          60/30/10                     Aggregate     3-Month U.S.
              Class Shares       Hybrid Index   S&P 500 Index    Bond Index   Treasury Index
9/30/97         $10,000            $10,000         $10,000        $10,000        $10,000
9/30/98         $ 9,872            $10,966         $10,905        $11,151        $10,536
9/30/99         $11,453            $12,820         $13,937        $11,110        $11,031
9/30/00         $13,451            $14,193         $15,787        $11,886        $11,669
9/30/01         $12,465            $12,360         $11,585        $13,426        $12,305
9/30/02         $11,288            $11,105         $ 9,211        $14,580        $12,551
9/30/03         $12,888            $12,922         $11,458        $15,369        $12,717
9/30/04         $14,378            $14,152         $13,047        $15,935        $12,856
9/30/05         $16,001            $15,349         $14,645        $16,381        $13,193
9/30/06         $17,332            $16,580         $16,225        $16,982        $13,787
9/30/07         $18,974            $18,552         $18,893        $17,853        $14,507

This chart assumes an initial gross investment of $10,000 for the AHA Balanced Fund and in the 60/30/10 Hybrid Index, the S&P 500 Index, the Lehman U.S. Aggregate Bond Index and the Merrill Lynch 3-Month U.S. Treasury Index. Performance figures include reinvested dividends and capital gains. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund Shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------
                                        Annualized   Annualized  Annualized    Annualized
                             One-Year     3-Year       5-Year      10-Year     Inception
Shares                        Return      Return       Return      Return       to Date
-----------------------------------------------------------------------------------------
Institutional Class(1)         9.47%       9.69%       10.94%       6.61%        9.46%
-----------------------------------------------------------------------------------------
60/30/10 Hybrid
Index                         11.89%       9.45%       10.81%       6.38%        9.90%
-----------------------------------------------------------------------------------------
S&P 500 Index                 16.44%      13.14%       15.45%       6.57%       11.73%
-----------------------------------------------------------------------------------------
Lehman U.S. Aggregate
Bond Index                     5.13%       3.86%        4.13%       5.97%        7.37%
-----------------------------------------------------------------------------------------
Merrill Lynch 3-Month
U.S. Treasury Index            5.22%       4.11%        2.94%       3.79%        5.11%
-----------------------------------------------------------------------------------------

(1)   Commenced operations on October 20, 1988.

60/30/10 HYBRID INDEX

This is a customized index with a blend of three indexes, consisting of 60% in the S&P 500 Index, 30% in the Lehman U.S. Aggregate Bond Index and 10% in the Merrill Lynch 3-Month U.S. Treasury Index.

S&P 500 INDEX

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is a registered trademark of McGraw-Hill, Inc.

LEHMAN U.S. AGGREGATE BOND INDEX

The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

MERRILL LYNCH 3-MONTH U.S.TREASURY INDEX

The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date.

One cannot invest directly in an index.

Top Ten Holdings*

                                                                  % OF PORTFOLIO

U.S. Treasury Bond 6.250%, 08/15/23                                          4.7

General Electric                                                             2.7

FNMA, Pool 254800, 5.500%, 07/01/23                                          1.9

Bank of America                                                              1.7

Chevron Texaco                                                               1.7

Exxon Mobil                                                                  1.6

Pfizer                                                                       1.5

IBM                                                                          1.5

ConocoPhillips                                                               1.5

Apple                                                                        1.4

*Excludes cash equivalents and collateral for securities lending.


                          AHA INVESTMENT FUNDS | PAGE 8
fund overview

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the AHA Diversified Equity Fund, Institutional Class, versus the S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             AHA Diversified
                              Equity Fund,
                             Institutional
                             Class Shares      S&P 500 Index
                 9/30/97         $10,000          $10,000
                 9/30/98         $ 9,820          $10,905
                 9/30/99         $12,279          $13,937
                 9/30/00         $14,799          $15,787
                 9/30/01         $12,561          $11,585
                 9/30/02         $10,279          $ 9,211
                 9/30/03         $12,509          $11,458
                 9/30/04         $14,529          $13,047
                 9/30/05         $16,924          $14,645
                 9/30/06         $18,643          $16,225
                 9/30/07         $20,867          $18,893

This chart assumes an initial gross investment of $10,000 for the AHA Diversified Equity Fund - Institutional Class Shares and the S&P 500 Index. Performance figures include reinvested dividends and capital gains. Class A Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund Shares. The adviser has an agreement in place to waive fees. Currently, the expense levels have not been exceeded for the Fund.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------
                                        Annualized   Annualized   Annualized   Annualized
                             One-Year     3-Year       5-Year      10-Year      Inception
Shares                        Return      Return       Return       Return       to Date
-----------------------------------------------------------------------------------------
Institutional Class(1)        11.93%      12.82%       15.21%       7.63%        11.90%
-----------------------------------------------------------------------------------------
Class A(2)                    11.62%      12.52%         N/A         N/A         14.32%
-----------------------------------------------------------------------------------------
S&P 500 Index                 16.44%      13.14%       15.45%       6.57%        11.73%
-----------------------------------------------------------------------------------------

(1)   Commenced operations on October 20, 1988.

(2) Commenced operations on December 27, 2002. Total cumulative return since inception for the Class A Shares was 89.13% as of September 30, 2007.

THE S&P 500 INDEX is a broad market-weighted average of U.S. blue-chip companies. S&P 500 Index is a registered trademark of McGraw-Hill, Inc.

One cannot invest directly in an index.

Top Ten Holdings*

                                                                  % OF PORTFOLIO

General Electric                                                             3.1

Hewlett Packard                                                              2.3

Bank of America                                                              2.2

ConocoPhillips                                                               2.0

Time Warner                                                                  1.9

Verizon Communications                                                       1.9

JP Morgan Chase                                                              1.8

Chevron Texaco                                                               1.6

Citigroup                                                                    1.6

Johnson & Johnson                                                            1.5

*Excludes cash equivalents and collateral for securities lending.


                          AHA INVESTMENT FUNDS | PAGE 9
fund overview

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA SOCIALLY RESPONSIBLE EQUITY FUND

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the AHA Socially Responsible Equity Fund, Institutional Class, versus the Domini 400 Social Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                AHA Socially
                                 Responsible
                                 Equity Fund,
                                Institutional    Domini 400
                                Class Shares    Social Index
                     1/3/05        $10,000        $10,000
                    9/30/05        $10,355        $10,085
                    9/30/06        $11,152        $11,046
                    9/30/07        $12,701        $12,587

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (since inception) for the AHA Socially Responsible Equity Fund - Institutional Class Shares and the Domini 400 Social Index. Performance figures include reinvested dividends and capital gains. Class A Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund Shares. The adviser has an agreement in place to waive fees. Currently, the expense levels have not been exceeded for the Fund.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
                                        Annualized
                             One-Year    Inception
Shares                        Return      to Date
--------------------------------------------------------------------------------
Institutional Class(1)        13.89%       9.12%
--------------------------------------------------------------------------------
Class A(2)                    13.64%      10.44%
--------------------------------------------------------------------------------
Domini 400 Social Index       13.95%       8.74%
--------------------------------------------------------------------------------

(1)   Commenced operations on January 3, 2005.

(2) Commenced operations on August 12, 2005. Total cumulative return since inception for the Class A Shares was 23.60% as of September 30, 2007.

THE DOMINI 400 SOCIAL INDEX(SM) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The Index consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P 500 but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics.

One cannot invest directly in an index.

Top Ten Holdings*

                                                                  % OF PORTFOLIO

Chesapeake Energy                                                            3.6

NASDAQ Stock Market                                                          3.4

Emerson Electric                                                             3.3

Johnson & Johnson                                                            3.0

Xerox                                                                        3.0

Marsh & McLennan                                                             2.9

Kimberly-Clark                                                               2.9

Atmos Energy                                                                 2.9

Patterson-UTI Energy                                                         2.8

Time Warner                                                                  2.8

*Excludes cash equivalents and collateral for securities lending.


                         AHA INVESTMENT FUNDS | PAGE 10
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA LIMITED MATURITY FIXED INCOME FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

30.0%  Corporate Bonds
21.5%  U.S. Government Agency Obligations
18.8%  U.S. Government Mortgage-Backed Obligations
10.5%  U.S. Treasury Obligations
 5.5%  Commercial Paper+
 5.3%  Floating Rate Notes+
 3.8%  Mortgage-Backed Securities
 2.3%  Cash Equivalents+
 2.3%  Repurchase Agreement

*Percentages based on total investments.
+Percentages include cash collateral for securities on loan.

--------------------------------------------------------------------------------
DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

CORPORATE BONDS [32.4%]
   AEROSPACE & DEFENSE [0.4%]
   United Technologies
      4.375%, 05/01/10                                 $      200   $       198
   =============================================================================

   BANKS [2.7%]
   HSBC Holding
      7.500%, 07/15/09                                        200           209
   U.S. Bank, NA
      6.375%, 08/01/11                                        710           739
   Washington Mutual
      4.375%, 01/15/08                                        250           249
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                            1,197
   =============================================================================

   BEAUTY PRODUCTS [1.6%]
   Procter & Gamble
      6.875%, 09/15/09                                        710           738
   =============================================================================

   CHEMICALS [0.6%]
   Dow Chemical
      5.750%, 12/15/08                                        250           252
   =============================================================================

   COMPUTER SYSTEM DESIGN & SERVICES [1.6%]
   IBM, MTN
      4.375%, 06/01/09                                        710           709
   =============================================================================

   FINANCE AUTO LOANS [0.7%]
   Toyota MotorCredit
      5.500%, 12/15/08                                        300           301
   =============================================================================

   FINANCIAL SERVICES [5.6%]
   American Express Credit
      3.000%, 05/16/08                                        300           296
   American General Finance,
      Ser H, MTN
      5.375%, 10/01/12                                        710           699

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   International Lease Finance
      4.350%, 09/15/08                                 $      300   $       297
   John Deere Capital, Ser D, MTN
      4.500%, 01/25/08                                        200           199
   Lehman Brothers Holdings
      6.625%, 01/18/12                                        710           733
   National Rural Utilities
      3.875%, 02/15/08                                        275           273
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                               2,497
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [0.6%]
   Coca-Cola Enterprises
      5.750%, 11/01/08                                        250           251
   =============================================================================

   INSURANCE [0.5%]
   Allstate
      7.200%, 12/01/09                                        200           209
   =============================================================================

   INVESTMENT BANKER/BROKER DEALER [7.2%]
   Citigroup
      6.500%, 01/18/11                                        710           738
      3.500%, 02/01/08                                        300           299
   Credit Suisse First Boston
      6.125%, 11/15/11                                        710           731
   Goldman Sachs Group
      6.650%, 05/15/09                                        710           728
   Morgan Stanley
      6.750%, 04/15/11                                        710           742
   -----------------------------------------------------------------------------

   TOTAL INVESTMENT BANKER/BROKER DEALER                                  3,238
   =============================================================================

   MULTI-MEDIA [1.7%]
   Walt Disney
      6.375%, 03/01/12                                        710           743
   =============================================================================

   PETROLEUM & FUEL PRODUCTS [1.7%]
   Conoco Funding
      6.350%, 10/15/11                                        710           740
   =============================================================================

   RETAIL [1.0%]
   Target
      5.400%, 10/01/08                                        250           250
   Wal-Mart Stores
      6.875%, 08/10/09                                        200           207
   -----------------------------------------------------------------------------

   TOTAL RETAIL                                                             457
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 11
schedule of investments

SEPTEMBER 30, 2007

AHA LIMITED MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   SECURITY BROKERS & DEALERS [2.0%]
   Credit Suisse First Boston
      3.875%, 01/15/09                                 $      300   $       296
   Goldman Sachs Group
      4.125%, 01/15/08                                        300           299
   Merrill Lynch, Ser B, MTN
      3.125%, 07/15/08                                        300           294
   -----------------------------------------------------------------------------

   TOTAL SECURITY BROKERS & DEALERS                                         889
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [4.0%]
   AT&T
      6.250%, 03/15/11                                        710           731
   Bellsouth Telecommunications
      5.875%, 01/15/09                                        300           303
   Verizon Communications
      7.250%, 12/01/10                                        710           754
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                  1,788
   =============================================================================

   WHOLESALE [0.5%]
   Public Service Electric & Gas, Ser C, MTN
      4.000%, 11/01/08                                        250           247
   =============================================================================

         TOTAL CORPORATE BONDS
           (Cost $14,481)                                                14,454
         =======================================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS [23.2%]
   FHLB
      4.375%, 09/17/10                                      1,705         1,702
   FHLMC
      5.250%, 05/21/09                                        980           992
      5.125%, 10/15/08 (B)                                  1,200         1,208
      4.875%, 05/14/10                                        580           586
      4.625%, 12/19/08                                        700           701
      4.250%, 07/15/09                                        675           673
      3.625%, 09/15/08                                      1,130         1,120
   FNMA
      5.500%, 03/15/11                                      1,200         1,239
      4.875%, 04/15/09                                        685           689
      3.250%, 08/15/08                                        390           385
      3.250%, 02/15/09                                      1,105         1,087
   -----------------------------------------------------------------------------

         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (Cost $10,302)                                                10,382
         =======================================================================

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS [20.4%]
     FFCB REMIC, Ser IA2, Cl 1
       5.220%, 10/21/13                                $      673   $       684
     FHLMC REMIC, Ser R003,
       Cl AG
       5.125%, 10/15/15                                       832           829
     FHLMC REMIC, Ser R007,
       Cl AC
       5.875%, 05/15/16                                       874           882
     FHLMC REMIC, Ser R009,
       Cl AK
       5.750%, 12/15/18                                       883           888
     FHLMC, Pool J04241
       5.500%, 01/01/22                                     1,042         1,039
     FHLMC, Pool J04459
       5.000%, 03/01/22                                       286           281
     FHLMC, Pool J04492
       5.000%, 03/01/22                                       390           382
     FHLMC, Pool J04508
       5.000%, 03/01/22                                       278           272
     FHMLC REMIC, Ser R013,
       Cl AB
       6.000%, 12/15/21                                     1,158         1,171
     FNMA REMIC, Ser R009,
       Cl AJ
       5.750%, 12/15/18                                     1,054         1,060
     FNMA, Pool 541946
       7.500%, 07/01/30                                         1             1
     FNMA, Pool 584930
       7.500%, 05/01/31                                         2             2
     FNMA, Pool 837191
       5.000%, 12/01/20                                       820           804
     FNMA, Pool 837196
       5.500%, 02/01/21                                       800           798
     ---------------------------------------------------------------------------

         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
           (Cost $9,078)                                                  9,093
         =======================================================================

U.S. TREASURY OBLIGATIONS [11.3%]
     U.S. Treasury Notes
       6.000%, 08/15/09                                     1,100         1,140
       5.500%, 02/15/08 (B)                                 1,200         1,207
       4.625%, 07/31/09 (B)                                 1,300         1,315
       4.500%, 05/15/10 (B)                                 1,190         1,206
       3.875%, 09/15/10                                       200           199
     ---------------------------------------------------------------------------

         TOTAL U.S. TREASURY OBLIGATIONS
           (Cost $5,024)                                                  5,067
         =======================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 12
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA LIMITED MATURITY FIXED INCOME FUND (CONCLUDED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES [4.1%]
   Bear Stearns Commercial Mortgage
     Securities, Ser 2001-TOP2, Cl A1
     6.080%, 02/15/35                                  $      345   $       349
   GMAC Commercial Mortgage
     Securities, Ser 2004-C3, Cl A2
     3.950%, 12/10/41                                         354           350
   JPMorgan Commercial Mortgage,
     Ser 2005-IDP5 Cl A1
     5.035%, 12/15/44                                         464           463
   Morgan Stanley Capital Investments,
     Ser 2005-T17, Cl A2
     4.110%, 12/13/41                                         686           678
   -----------------------------------------------------------------------------

       TOTAL MORTGAGE-BACKED SECURITIES
         (Cost $1,870)                                                    1,840
       =========================================================================

COMMERCIAL PAPER [5.9%]
   BANKS [5.9%]
   Lloyds (A)
     5.043%, 10/15/07                                         750           749
   Neptune Funding (C)(F)
     6.250%, 10/01/07                                       1,144         1,144
   UBS Finance (A)
     4.750%, 10/01/07                                         750           750
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                            2,643
   =============================================================================

       TOTAL COMMERCIAL PAPER
         (Cost $2,643)                                                    2,643
       =========================================================================

FLOATING RATE NOTES [5.7%]
   Sigma Finance (C)(D)
     5.020%, 01/24/08                                       2,535         2,535
   =============================================================================

       TOTAL FLOATING RATE NOTES
         (Cost $2,535)                                                    2,535
       =========================================================================

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS [2.5%]
   Lehman Brothers (E)
     5.050%, dated 09/28/07,
     to be repurchased on 10/01/07,
     repurchase price $1,100,463
     (collateralized by a U.S. Treasury
     obligation, par value $1,155,000,
     5.500%, 11/15/35; with total
     market value $1,123,232)                          $    1,100         1,100
   -----------------------------------------------------------------------------

       TOTAL REPURCHASE AGREEMENTS
         (Cost $1,100)                                                    1,100
       =========================================================================

CASH EQUIVALENTS [2.5%]
   AIM Short-Term Investment
     Company Liquid Assets
     Portfolio, 5.190% (A) (C)                            178,898   $       179
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.25% (A)                                      954,535           955
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENTS
         (Cost $1,134)                                                    1,134
       =========================================================================

       TOTAL INVESTMENTS [108.0%]
         (Cost $48,167)                                             $    48,248
       =========================================================================

PERCENTAGES ARE BASED ON NET ASSETS OF $44,675.

(A)   THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2007.

(B) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT SEPTEMBER 30, 2007. THE TOTAL VALUE OF SECURITIES ON LOAN AT SEPTEMBER 30, 2007 WAS $3,763,780.

(C) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AT SEPTEMBER 30, 2007 WAS $3,857,618.

(D) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2007.

(E)   TRI-PARTY REPURCHASE AGREEMENT.

(F)   THE RATE SHOWN IS THE DISCOUNT RATE AS OF SEPTEMBER 30, 2007.

CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 13
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

26.7%  Corporate Bonds
21.4%  U.S. Government Agency Obligations
13.4%  Mortgage-Backed Securities
12.2%  U.S. Treasury Obligations
12.0%  U.S. Government Mortgage-Backed Obligations
 6.3%  Floating Rate Notes+
 3.0%  Cash Equivalents+
 2.8%  Commercial Paper+
 1.5%  Asset-Backed Securities
 0.6%  Foreign Government Bonds
 0.1%  Municipal Bond

*Percentages based on total investments.
+Percentages include cash collateral for securities on loan.

--------------------------------------------------------------------------------
DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

CORPORATE BONDS [29.2%]
   AEROSPACE & DEFENSE [0.2%]
   United Technologies
      4.375%, 05/01/10                                 $       80   $        79
   =============================================================================

   AGRICULTURE [0.2%]
   Bunge NA Finance
      5.900%, 04/01/17                                        100            96
   =============================================================================

   BANKS [5.3%]
   AmSouth Bancorporation
      6.750%, 11/01/25                                         75            77
   Bank of America
      10.200%, 07/15/15                                       100           127
      5.625%, 10/14/16                                        150           150
   Bank One
      10.000%, 08/15/10                                        89           100
   Bankers Trust
      7.250%, 10/15/11                                         46            50
   Citigroup
      3.625%, 02/09/09                                        300           295
   Deutsche Bank
      6.000%, 09/01/17                                        180           182
   Dresdner Bank - New York
      7.250%, 09/15/15                                        150           163
   European Investment Bank
      4.625%, 03/21/12                                        450           448
   HSBC Holding
      7.500%, 07/15/09                                        285           298
   Jefferies Group
      6.450%, 06/08/27                                        100            94
   Santander Central Hispano Issuances
      7.625%, 09/14/10                                        100           107
   Wachovia
      6.300%, 04/15/08                                        150           151
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                            2,242
   =============================================================================

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   BUILDING & CONSTRUCTION [0.5%]
   American Standard
      7.375%, 02/01/08                                 $      150   $       150
   Hanson Australia Funding
      5.250%, 03/15/13                                         75            72
   -----------------------------------------------------------------------------

   TOTAL BUILDING & CONSTRUCTION                                            222
   =============================================================================

   CABLE/MEDIA [0.2%]
   TCI Communications
      7.875%, 08/01/13                                         75            82
   =============================================================================

   COMPUTER SYSTEM DESIGN & SERVICES [0.7%]
   IBM, MTN
      4.375%, 06/01/09                                        300           300
   =============================================================================

   DIVERSIFIED OPERATIONS [0.4%]
   Hutchison Whamp International (C)
      5.450%, 11/24/10                                        150           151
   =============================================================================

   DRUGS [1.0%]
   Abbott Laboratories
      5.600%, 05/15/11                                        325           331
   Teva Pharmaceutical
      5.550%, 02/01/16                                         75            73
   -----------------------------------------------------------------------------

   TOTAL DRUGS                                                              404
   =============================================================================

   ELECTRICAL SERVICES [0.2%]
   Public Service Company
      of Colorado
      4.375%, 10/01/08                                        100            99
   =============================================================================

   ENERGY [1.5%]
   Carolina Power & Light
      5.150%, 04/01/15                                         80            78
   Exelon
      5.625%, 06/15/35                                         75            67
   Korea Electric Power
      7.750%, 04/01/13                                         95           107
      6.750%, 08/01/27                                         75            84
   Pacific Gas & Electric
      6.050%, 03/01/34                                         25            25
   PPL Energy Supply, Ser A
      5.700%, 10/15/15                                         75            73
   PSI Energy
      7.850%, 10/15/07                                        125           125
   United Utilities
      6.450%, 04/01/08                                         70            70
   -----------------------------------------------------------------------------

   TOTAL ENERGY                                                             629
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 14
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   FINANCIAL SERVICES [5.2%]
   American Express Credit
      3.000%, 05/16/08                                 $      300   $       296
   American General Finance
      8.450%, 10/15/09                                        100           107
   Associates NA, Ser A
      7.950%, 02/15/10                                         75            80
   Countrywide Financial
      6.250%, 05/15/16                                        100            91
   Credit Suisse USA
      5.250%, 03/02/11                                        325           326
   General Electric Capital
      5.500%, 04/28/11                                        330           333
   General Electric Capital,
      Ser A, MTN
      6.000%, 06/15/12                                         75            77
   HSBC Finance
      5.000%, 06/30/15                                         75            71
   Lehman Brothers Holdings
      6.625%, 01/18/12                                        300           310
   NiSource Finance
      7.875%, 11/15/10                                         75            80
   Swedish Export Credit
      4.875%, 01/19/10                                        280           283
   UFJ Finance Aruba
      6.750%, 07/15/13                                        125           129
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                               2,183
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [0.6%]
   Kraft Foods
      6.500%, 08/11/17                                        190           196
   Pepsi Bottling Holdings (C)
      5.625%, 02/17/09                                         50            51
   -----------------------------------------------------------------------------

   TOTAL FOOD, BEVERAGE & TOBACCO                                           247
   =============================================================================

   INSURANCE [0.2%]
   Protective Life
      4.300%, 06/01/13                                        100            94
   =============================================================================

   INVESTMENT BANKER/BROKER DEALER [3.4%]
   Bear Stearns (A)
      5.588%, 01/31/11                                        340           330
   Goldman Sachs Group
      6.600%, 01/15/12                                        200           210
      5.498%, 06/28/10 (A)                                    100           100
      5.150%, 01/15/14                                         75            73
   Lehman Brothers Holdings
      6.500%, 07/19/17                                        100           102
   Merrill Lynch
      6.000%, 02/17/09                                        325           327

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Merrill Lynch, Ser C, MTN (A)
      5.580%, 02/05/10                                 $       70   $        69
   Morgan Stanley (A)
      5.640%, 01/15/10                                        140           139
      4.750%, 04/01/14                                         75            70
   -----------------------------------------------------------------------------

   TOTAL INVESTMENT BANKER/BROKER DEALER                                  1,420
   =============================================================================

   MANUFACTURING [0.5%]
   General Electric
      5.000%, 02/01/13                                        150           148
   Tyco International Group
      6.375%, 10/15/11                                         75            77
   -----------------------------------------------------------------------------

   TOTAL MANUFACTURING                                                      225
   =============================================================================

   MEDICAL PRODUCTS & SERVICES [0.3%]
   Johnson & Johnson
      5.550%, 08/15/17                                        130           132
   =============================================================================

   METALS & MINING [0.5%]
   Vale Overseas
      6.875%, 11/21/36                                        100           103
      6.250%, 01/23/17                                        100           101
   -----------------------------------------------------------------------------

   TOTAL METALS & MINING                                                    204
   =============================================================================

   MORTGAGE FINANCE [0.1%]
   Residential Capital
      6.000%, 02/22/11                                         75            61
   =============================================================================

   MULTI-MEDIA [0.9%]
   Time Warner
      9.125%, 01/15/13                                         50            57
      5.875%, 11/15/16                                         85            83
   Viacom
      7.700%, 07/30/10                                         75            80
   Walt Disney
      6.375%, 03/01/12                                        150           157
   -----------------------------------------------------------------------------

   TOTAL MULTI-MEDIA                                                        377
   =============================================================================

   OIL, GAS & CONSUMABLE FUELS [1.4%]
   ConocoPhillips
      5.300%, 04/15/12                                        300           300
   Shell International
      5.625%, 06/27/11                                        300           308
   -----------------------------------------------------------------------------

   TOTAL OIL, GAS & CONSUMABLE FUELS                                        608
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 15
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   PETROLEUM & FUEL PRODUCTS [0.3%]
   Energy Transfer Partners
      6.625%, 10/15/36                                 $       75   $        71
   Pemex Project Funding Master Trust
      9.125%, 10/13/10                                         50            55
   -----------------------------------------------------------------------------

   TOTAL PETROLEUM & FUEL PRODUCTS                                          126
   =============================================================================

   PETROLEUM EXPLORATION [0.2%]
   Travelers Cos., Inc. (A)
      5.236%, 03/15/37                                        100            97
   =============================================================================

   REAL ESTATE INVESTMENT TRUST [0.2%]
   Masco
      6.125%, 10/03/16                                         75            73
   =============================================================================

   RETAIL [1.9%]
   Eksportsfinans, Ser G, MTN
      5.125%, 10/26/11                                        300           305
   Home Depot
      5.250%, 12/16/13                                        310           298
   Lowe's
      5.000%, 10/15/15                                        200           188
   -----------------------------------------------------------------------------

   TOTAL RETAIL                                                             791
   =============================================================================

   SECURITY BROKERS & DEALERS [0.2%]
   Istar Financial
      5.850%, 03/15/17                                        100            88
   =============================================================================

   SHORT-TERM BUSINESS CREDIT [0.2%]
   Citigroup Canada
      5.200%, 06/01/15                                        100            91
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [2.6%]
   British Telecommunications
      8.875%, 12/15/30                                        100           132
      8.375%, 12/15/10 (B)                                     60            66
   Deutsche Telekom
      8.000%, 06/15/10                                         25            27
   Deutsche Telekom International Finance
      8.250%, 06/15/30                                         75            92
   France Telecom
      7.750%, 03/01/11                                         50            54
   New Cingular Wireless Services
      8.750%, 03/01/31                                         75            95
   Royal KPN
      8.000%, 10/01/10                                         10            11
   SBC Communications
      5.300%, 11/15/10                                        300           303

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Sprint Capital
      6.900%, 05/01/19                                 $       75   $        75
   Telecom Italia Capital
      7.200%, 07/18/36                                         75            79
   Telefonica Emisiones
      6.421%, 06/20/16                                         75            77
   Verizon Global Funding
      4.000%, 01/15/08                                        100            99
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                  1,110
   =============================================================================

   TRANSPORTATION SERVICES [0.3%]
   FedEx
      9.650%, 06/15/12                                        125           148
   =============================================================================

      TOTAL CORPORATE BONDS
         (Cost $12,378)                                                  12,379
      ==========================================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS [23.5%]
   FAMC, MTN
      4.250%, 07/29/08                                         20            20
   FFCB
      4.875%, 04/04/12                                        200           202
   FHLMC
      6.875%, 09/15/10                                        300           320
      6.000%, 01/15/17                                        135           137
      5.875%, 03/21/11                                        350           366
      5.625%, 06/13/16                                        185           191
      5.500%, 04/15/17                                        143           144
      5.000%, 07/15/14                                        325           329
      5.000%, 02/01/21                                        415           407
      5.000%, 05/15/21                                        150           147
      4.375%, 07/17/15                                        835           807
   FNMA
      6.625%, 09/15/09                                        400           417
      6.125%, 03/15/12 (D)                                    740           786
      6.000%, 05/15/11 (D)                                  1,900         1,995
      5.500%, 04/01/36                                      1,546         1,516
      5.250%, 01/15/09                                        675           681
      5.000%, 11/01/35                                        176           168
      4.625%, 05/01/13                                        200           198
      4.375%, 09/15/12                                        125           124
      3.875%, 02/15/10                                        875           865
   GNMA
      3.727%, 03/16/27                                        129           126
   -----------------------------------------------------------------------------

      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
         (Cost $9,853)                                                    9,946
      ==========================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 16
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES [14.7%]
   Banc of America Alternative
      Loan Trust, Ser 2004-2, Cl 5A1
      5.500%, 03/25/19                                 $      129   $       128
   Banc of America Alternative
      Loan Trust, Ser 2005-4, Cl CB11
      5.500%, 05/25/35                                        133           133
   Banc of America Alternative
      Loan Trust, Ser 2005-6, Cl 7A1
      5.500%, 07/25/20                                        105           103
   Banc of America Alternative
      Loan Trust, Ser 2005-9, Cl 1CB3
      5.500%, 10/25/35                                        121           121
   Banc of America Alternative
      Loan Trust, Ser 2006-2, Cl 6A1
      5.500%, 03/25/21                                        143           142
   Bayview Financial Acquisition Trust,
      Ser 2007-A, Cl 1A2 (B)
      6.205%, 04/28/37                                        200           200
   Bear Stearns Commercial Mortgage
      Security, Ser 2007-PW16, Cl AM (A)
      5.902%, 06/11/40                                        300           299
   Capital One Multi-asset Execution
      Trust, Ser 2006-A9, Cl A9 (A)
      5.768%, 05/15/13                                        500           497
   Chase Mortgage Finance,
      Ser 2003-S13, Cl A11
      5.500%, 11/25/33                                        107           107
   Citigroup Mortgage Loan Trust,
      Ser 2005-9, Cl 2A2
      5.500%, 11/25/35                                        114           114
   Citigroup/Deutsche Bank
      Commercial Mortgage
      5.205%, 12/11/49                                        400           398
   Commercial Mortgage,
      Ser 2006-C8, Cl A2B
      5.248%, 12/10/46                                        185           185
   Countrywide Asset-Backed
      Certificate, Ser 2007-S1, Cl A6 (A)
      5.693%, 02/25/37                                        200           179
   Countrywide Asset-Backed
      Certificates, Ser 2006-11, Cl 1AF3 (A)
      6.050%, 09/25/46                                        200           200
   Deutsche Bank Alternative
      Securities, Ser 2006, Cl AR5
      6.000%, 10/15/21                                        175           177
   Discover Card Master Trust I,
      Ser DCMT 2003-4, Cl A1 (A)
      5.863%, 05/15/11                                        400           400

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   First Horizon Alternative Mortgage
      Securities, Ser 2006-FA8, Cl 2A1
      5.750%, 02/25/37                                 $      184   $       185
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
      4.996%, 12/10/37                                        150           149
   GE Capital Commercial Mortgage,
      Ser 2004-C3, Cl A4 (A)
      5.189%, 07/10/39                                        200           197
   GMAC Commercial Mortgage
      Securities, Ser 2003-C1, Cl A2
      4.079%, 05/10/36                                        225           212
   GMAC Mortgage Corporation
      Loan Trust, Ser 2004-GH1, Cl A6 (A)
      4.810%, 07/25/35                                        150           146
   GMAC Mortgage Corporation
      Loan Trust, Ser 2004-J4, Cl A2
      5.500%, 08/25/14                                        112           112
   John Deere Owner Trust,
      Ser 2007-A, Cl A3
      5.050%, 07/15/11                                        420           419
   JPMorgan Chase, Ser 2006-CB17, Cl ASB
      5.415%, 12/12/43                                        200           199
   JPMorgan Mortgage Trust,
      Ser 2006-A7, Cl 2A4R (A)
      5.500%, 01/25/37                                        200           200
   JPMorgan Mortgage Trust,
      Ser 2007-A2, Cl 2A3 (A)
      5.732%, 04/25/37                                        200           201
   JPMorgan Alternative Loan Trust,
      Ser 2006-S3, Cl A3A (B)
      6.000%, 08/25/36                                        200           201
   RAAC, Ser 2004-SP1, Cl AI4 (A)
      5.285%, 08/25/27                                        150           146
   Renaissance Home Equity,
      Ser 2007-1, Cl AF2 (B)
      5.512%, 04/25/37                                        200           198
   Residential Accredit Loans,
      Ser 2004-QS5, Cl A5
      4.750%, 04/25/34                                         48            47
   Residential Accredit Loans,
      Ser 2004-QS6, Cl A1
      5.000%, 05/25/19                                         82            80
   Wachovia Bank Commercial
      Mortgage, Ser 2003-C3, Cl A2
      4.867%, 02/15/35                                        150           147
   -----------------------------------------------------------------------------

          TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $6,282)                                                6,222
          ======================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 17
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS [13.2%]
   FHLMC Gold, Pool G11880
      5.000%, 12/01/20                                 $      159   $       156
   FHLMC REMIC, Ser 2720, Cl JB
      5.000%, 12/15/16                                        150           150
   FHLMC REMIC, Ser R003, Cl VA
      5.500%, 08/15/16                                        172           173
   FHLMC, Pool 160098
      10.500%, 01/01/10                                         3             3
   FHLMC, Pool 1B2550 (A)
      5.291%, 02/01/36                                        210           210
   FHLMC, Pool 1B2677 (A)
      4.104%, 01/01/35                                         36            35
   FHLMC, Pool 1B2683 (A)
      4.087%, 01/01/35                                         22            21
   FHLMC, Pool 1B2692 (A)
      4.474%, 12/01/34                                         62            61
   FHLMC, Pool 1Q008 (A)
      5.079%, 03/01/36                                        321           317
   FHLMC, Pool 8201
      6.000%, 07/01/34                                        170           170
   FHLMC, Pool C20300
      6.500%, 01/01/29                                         16            17
   FHLMC, Pool E01280
      5.000%, 12/01/17                                         57            57
   FHLMC, Pool G11431
      6.000%, 02/01/18                                         39            40
   FHLMC, Pool G12609
      5.500%, 04/01/22                                        875           872
   FHLMC, Pool G18124
      6.000%, 06/01/21                                        164           167
   FHLMC, Ser 2141, Cl N
      5.550%, 11/15/27                                         13            13
   FHLMC, Ser 2544, Cl QB
      5.000%, 09/15/15                                         81            81
   FHLMC, Ser 2804, Cl VC
      5.000%, 07/15/21                                        174           169
   FHLMC, Ser 3132, Cl MA
      5.500%, 12/15/23                                        146           147
   FNMA REMIC, Ser R009, Cl AJ
      5.750%, 12/15/18                                        176           177
   FNMA, Pool 254545
      5.000%, 12/01/17                                        145           143
   FNMA, Pool 13751
      5.500%, 08/01/35                                        239           234
   FNMA, Pool 252570
      6.500%, 07/01/29                                         33            33
   FNMA, Pool 253183
      7.500%, 04/01/30                                          3             3
   FNMA, Pool 253398
      8.000%, 08/01/30                                         10            11

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   FNMA, Pool 254510
      5.000%, 11/01/17                                 $       75   $        73
   FNMA, Pool 254685
      5.000%, 04/01/18                                        109           107
   FNMA, Pool 254949
      5.000%, 11/01/33                                         89            85
   FNMA, Pool 254953
      5.000%, 11/01/18                                         59            58
   FNMA, Pool 303168
      9.500%, 02/01/25                                          8             8
   FNMA, Pool 735060
      6.000%, 11/01/34                                        118           118
   FNMA, Pool 735228
      5.500%, 02/01/35                                        100            98
   FNMA, Pool 827223 (A)
      4.777%, 04/01/35                                        190           188
   FNMA, Pool 835744
      5.000%, 09/01/35                                        555           530
   FNMA, Ser 1992, Cl 136
      6.000%, 08/25/22                                         42            42
   FNMA, Ser 2003, Cl 16
      5.000%, 10/25/15                                        150           150
   FNMA, Ser 2003, Cl 18
      5.000%, 03/25/16                                         96            96
   FNMA, Ser 2003, Cl 31
      4.500%, 12/25/28                                         90            89
   FNMA, Ser 2004-W6, Cl 1A6
      5.500%, 07/25/34                                         86            84
   FNMA, Ser 2006-B2, Cl AB
      5.500%, 05/25/14                                        233           233
   GNMA, Pool 479168
      8.000%, 02/15/30                                          8             9
   GNMA, Pool 780315
      9.500%, 12/15/17                                         16            18
   GNMA, Ser 2004, Cl 78
      4.658%, 04/16/29                                        150           146
   -----------------------------------------------------------------------------

         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
           (Cost $5,651)                                                  5,592
         =======================================================================

U.S. TREASURY OBLIGATIONS [13.4%]
   U.S.Treasury Bonds
      9.125%, 05/15/18                                        200           274
      6.250%, 08/15/23 (D)                                  2,075         2,384
   U.S.Treasury Notes
      5.750%, 08/15/10                                        345           361
      4.875%, 08/15/16                                        200           205
      4.750%, 05/15/14                                        700           716
      4.375%, 12/15/10                                        400           404
      4.000%, 04/15/10                                        350           350
      3.500%, 02/15/10                                        280           277
      3.000%, 02/15/08                                        625           622

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 18
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   U.S.Treasury STRIP (F)
      4.924%, 11/15/15                                 $      125   $        86
   -----------------------------------------------------------------------------

         TOTAL U.S. TREASURY OBLIGATIONS
           (Cost $5,615)                                                  5,679
         =======================================================================

ASSET-BACKED SECURITIES [1.7%]
   CitiFinancial Mortgage Securities,
      Ser 2004-1, Cl AF2 (B)
      2.645%, 04/25/34                                         70            68
   Cityscape Home Equity Loan Trust,
      Ser 1997-C, Cl A4 (B)
      7.000%, 07/25/28                                         14            14
   Contimortgage Home Equity
      Loan Trust, Ser 1997-2, Cl A9
      7.090%, 04/15/28                                          8             8
   Fairbanks Capital Mortgage,
      Ser 1991-1, Cl A (A)
      5.731%, 05/25/28                                         36            36
   Green Tree Financial, Ser 1997-7, Cl A6
      6.760%, 07/15/29                                        122           127
   GSAA Home Equity Trust,
      Ser 2005-1, Cl AF2 (A)
      4.316%, 11/25/34                                        135           133
   Renaissance Home Equity
      Loan Trust, Ser 2005-3, Cl AF2 (B)
      4.723%, 11/25/35                                         43            43
   Residential Asset Securities,
      Ser 2002-RS3, Cl AI5,
      5.572%, 06/25/32                                         80            80
   Residential Asset Securities,
      Ser 2003-KS5, Cl AI6 (A)
      3.620%, 07/25/33                                        173           162
   Residential Asset Securities,
      Ser 2004-KS5, Cl AI3 (A)
      4.030%, 04/25/30                                         23            23
   UCFC Home Equity Loan,
      Ser 1998-C, Cl A7
      5.935%, 01/15/30                                         19            19
   -----------------------------------------------------------------------------

         TOTAL ASSET-BACKED SECURITIES
            (Cost $722)                                                     713
         =======================================================================

                                                FACE AMOUNT (000)
DESCRIPTION                                               /SHARES   VALUE (000)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS [0.7%]
   Cia Brasileira de Bebida
      8.750%, 09/15/13                                 $      175   $       202
   National Bank of Hungary
      8.875%, 11/01/13                                         75            90
   -----------------------------------------------------------------------------

         TOTAL FOREIGN GOVERNMENT BONDS
            (Cost $283)                                                     292
         =======================================================================

MUNICIPAL BOND [0.1%]
   LOUISIANA [0.1%]
   Louisiana State,Tobacco Settlement
      Financing Authority, Ser 2001A
      6.360%, 05/15/25                                         31            31
      ==========================================================================

         TOTAL MUNICIPAL BOND
           (Cost $31)                                                        31
         =======================================================================

COMMERCIAL PAPER [3.1%]
   Neptune Funding (E) (G)
      6.250%, 10/01/07                                      1,316         1,316
   =============================================================================

         TOTAL COMMERCIAL PAPER
            (Cost $1,316)                                                 1,316
         =======================================================================

FLOATING RATE NOTES [6.9%]
   Sigma Finance (A) (E)
      5.020%, 01/24/08                                      2,914         2,914
   =============================================================================

         TOTAL FLOATING RATE NOTES
           (Cost $2,914)                                                  2,914
         =======================================================================

CASH EQUIVALENTS [3.3%]
   AIM Short-Term Investment
      Company Liquid Assets
      Portfolio, 5.190% (E) (F)                           205,740           206
   Fidelity Institutional Domestic
      Money Market Portfolio,
      Cl I, 5.25% (F)                                   1,192,314         1,192
   -----------------------------------------------------------------------------

         TOTAL CASH EQUIVALENTS
            (Cost $1,398)                                                 1,398
         =======================================================================

         TOTAL INVESTMENTS [109.8%]
            (Cost $46,443)                                          $    46,482
         =======================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 19
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA FULL MATURITY FIXED INCOME FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------------

PERCENTAGES ARE BASED ON NET ASSETS OF $42,331.

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2007.

(B) STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2007. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.

(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. ON SEPTEMBER 30, 2007, THE VALUE OF THESE SECURITIES AMOUNTED TO $202 (000), REPRESENTING 0.5% OF THE NET ASSETS OF THE FUND.

(D) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT SEPTEMBER 30, 2007. THE TOTAL VALUE OF SECURITIES ON LOAN AT SEPTEMBER 30, 2007 WAS $4,286,033.

(E) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AT SEPTEMBER 30, 2007 WAS $4,436,399.

(F)   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AT TIME OF PURCHASE.

(G)   RATE SHOWN IS THE DISCOUNT RATE AS OF SEPTEMBER 30, 2007.

CL -- CLASS
FAMC -- FEDERAL AGRICULTURAL MORTGAGE CORPORATION
FFCB -- FEDERAL FARM CREDIT BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES
STRIP -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 20
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA BALANCED FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

11.2%  Mortgage-Backed Securities
10.7%  Financials - Common Stock
 9.5%  Information Technology - Common Stock
 7.5%  U.S. Government Mortgage-Backed Obligations
 7.0%  HealthCare - Common Stock
 6.7%  Energy - Common Stock
 6.7%  Industrials - Common Stock
 5.7%  Corporate Bonds
 5.5%  U.S. Treasury Obligations
 5.4%  Consumer Discretionary - Common Stock
 4.7%  Floating Rate Notes+
 3.7%  Consumer Staples - Common Stock
 3.7%  Materials - Common Stock
 2.7%  Utilities - Common Stock
 2.4%  Cash Equivalents+
 2.2%  U.S. Government Agency Obligations
 2.1%  Commercial Paper+
 1.5%  Telecommunication Services - Common Stock
 0.6%  Asset-Backed Securities
 0.4%  Foreign Government Bonds
 0.1%  Municipal Bond

*Percentages based on total investments.
+Percentages include cash collateral for securities on loan.

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [61.9%]
   AEROSPACE & DEFENSE [0.8%]
   Lockheed Martin                                          1,285   $       140
   =============================================================================

   AUTOMOTIVE [1.2%]
   Autozone*                                                  351            41
   Ford Motor                                                 887             7
   Paccar                                                   1,804           154
   -----------------------------------------------------------------------------

   TOTAL AUTOMOTIVE                                                         202
   =============================================================================

   BANKS [4.5%]
   Bank of America                                          6,217           312
   JPMorgan Chase                                           5,656           259
   PNC Financial Services Group                             1,350            92
   Wachovia                                                 1,828            92
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                              755
   =============================================================================

   BIOMEDICAL RESEARCH & PRODUCTS [0.1%]
   Celgene*                                                   294            21
   =============================================================================

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   BIOTECHNOLOGY [0.6%]
   Amgen*                                                     844   $        48
   Biogen Idec*                                               222            15
   Gilead Sciences*                                           719            29
   Millipore*                                                  35             3
   -----------------------------------------------------------------------------

   TOTAL BIOTECHNOLOGY                                                       95
   =============================================================================

   BROADCASTING & CABLE [0.5%]
   Qualcomm                                                 2,131            90
   =============================================================================

   BUSINESS SERVICES [0.7%]
   Convergys*                                               2,278            39
   eBay*                                                      198             8
   Xerox*                                                   3,806            66
   -----------------------------------------------------------------------------

   TOTAL BUSINESS SERVICES                                                  113
   =============================================================================

   CHEMICALS [1.1%]
   Dow Chemical                                             1,985            86
   Eastman Chemical                                           754            50
   Hercules*                                                2,230            47
   -----------------------------------------------------------------------------

   TOTAL CHEMICALS                                                          183
   =============================================================================

   COMMUNICATION & MEDIA [1.9%]
   Cisco Systems*                                           4,077           135
   DIRECTV Group*                                           3,039            74
   Time Warner                                              6,235           114
   -----------------------------------------------------------------------------

   TOTAL COMMUNICATION & MEDIA                                              323
   =============================================================================

   COMPUTER SYSTEM DESIGN & SERVICES [0.1%]
   Lexmark International, Cl A*                               310            13
   =============================================================================

   COMPUTERS & PERIPHERALS [0.0%]
   EMC*                                                       201             4
   =============================================================================

   COMPUTERS - HARDWARE [4.7%]
   Apple*                                                   1,696           260
   Hewlett-Packard                                          5,082           253
   IBM                                                      2,350           277
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS - HARDWARE                                               790
   =============================================================================

   COMPUTERS - SOFTWARE [1.4%]
   Microsoft                                                3,521           104
   Oracle*                                                  5,992           130
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS - SOFTWARE                                               234
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 21
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   CONSUMER PRODUCTS & SERVICES [0.7%]
   Kimberly-Clark                                             818   $        57
   Procter & Gamble                                           937            66
   -----------------------------------------------------------------------------

   TOTAL CONSUMER PRODUCTS & SERVICES                                       123
   =============================================================================

   CONTAINERS & PACKAGING [0.8%]
   Pactiv*                                                  4,585           132
   =============================================================================

   DIVERSIFIED MANUFACTURING [3.4%]
   Danaher                                                  1,057            88
   General Electric                                        11,669           483
   -----------------------------------------------------------------------------

   TOTAL DIVERSIFIED MANUFACTURING                                          571
   =============================================================================

   DIVERSIFIED METALS & MINING [0.8%]
   Freeport-McMoRan Copper &
     Gold, Cl B                                             1,362           143
   =============================================================================

   DRUGS [2.2%]
   Merck                                                      788            41
   Pfizer                                                  11,448           280
   Wyeth                                                    1,169            52
   -----------------------------------------------------------------------------

   TOTAL DRUGS                                                              373
   =============================================================================

   ELECTRICAL SERVICES [0.9%]
   DTE Energy                                               1,147            55
   Duke Energy                                              4,911            92
   -----------------------------------------------------------------------------

   TOTAL ELECTRICAL SERVICES                                                147
   =============================================================================

   ENERGY [2.0%]
   Edison International                                     2,935           163
   Entergy                                                  1,079           117
   PG&E                                                     1,193            57
   -----------------------------------------------------------------------------

   TOTAL ENERGY                                                             337
   =============================================================================

   ENGINEERING SERVICES [0.3%]
   Fluor                                                      319            46
   =============================================================================

   ENTERTAINMENT & GAMING [0.6%]
   Carnival, Cl A                                           1,984            96
   =============================================================================

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   FINANCIAL SERVICES [3.5%]
   American Capital Strategies (D)                          3,913   $       167
   American Express                                         3,013           179
   CIT Group                                                1,198            48
   Citigroup                                                4,130           193
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                                 587
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [2.6%]
   Dean Foods                                               5,039           129
   General Mills                                            2,730           158
   Kellogg Company                                            694            39
   Pepsi Bottling Group                                     1,466            55
   Safeway                                                  1,987            66
   -----------------------------------------------------------------------------

   TOTAL FOOD, BEVERAGE & TOBACCO                                           447
   =============================================================================

   HEALTHCARE PRODUCTS & SERVICES [3.3%]
   Applera - Applied Biosystems
     Group                                                    127             4
   Cardinal Health                                          2,200           138
   Cigna                                                    1,203            64
   Humana*                                                  2,386           167
   UnitedHealth Group                                       3,930           190
   -----------------------------------------------------------------------------

   TOTAL HEALTHCARE PRODUCTS & SERVICES                                     563
   =============================================================================

   INSURANCE [3.0%]
   ACE                                                      1,400            85
   Aetna                                                      930            50
   Allstate (D)                                             2,505           143
   Chubb                                                      630            34
   Hartford Financial Services
     Group                                                  1,249           116
   Lincoln National                                           501            33
   XL Capital, Cl A                                           635            50
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                          511
   =============================================================================

   INVESTMENT BANKER/BROKER DEALER [0.0%]
   Franklin Resources                                          50             6
   =============================================================================

   MACHINERY [1.4%]
   Caterpillar                                                708            55
   Deere                                                      954           142
   Eaton                                                      415            41
   -----------------------------------------------------------------------------

   TOTAL MACHINERY                                                          238
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 22
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   MEDICAL PRODUCTS & SERVICES [1.0%]
   Baxter International                                       149   $         9
   Becton Dickinson                                           620            51
   Genzyme-General Division*                                  196            12
   Wellpoint*                                               1,144            90
   Zimmer Holdings*                                             3            --
   -----------------------------------------------------------------------------

   TOTAL MEDICAL PRODUCTS & SERVICES                                        162
   =============================================================================

   MULTI-MEDIA [1.2%]
   Walt Disney                                              5,942           204
   =============================================================================

   PETROLEUM & FUEL PRODUCTS [7.7%]
   Apache                                                     703            63
   Ashland                                                  2,517           152
   Chesapeake Energy                                          535            19
   ChevronTexaco                                            3,306           310
   ConocoPhillips                                           3,010           264
   Ensco International                                        264            15
   Exxon Mobil                                              3,124           289
   Marathon Oil                                             2,793           159
   Valero Energy                                              376            25
   -----------------------------------------------------------------------------

   TOTAL PETROLEUM & FUEL PRODUCTS                                        1,296
   =============================================================================

   PETROLEUM REFINING [0.4%]
   Hess                                                     1,021            68
   =============================================================================

   RAILROADS [0.4%]
   CSX                                                      1,717            73
   =============================================================================

   REAL ESTATE INVESTMENT TRUSTS [0.8%]
   Boston Properties                                          152            16
   Prologis Trust                                           1,740           115
   -----------------------------------------------------------------------------

   TOTAL REAL ESTATE INVESTMENT TRUSTS                                      131
   =============================================================================

   RETAIL [3.3%]
   Big Lots*                                                4,187           125
   Home Depot                                                 441            14
   JC Penney                                                   88             6
   Kroger                                                   2,907            83
   Lowe's                                                   2,031            57
   Macy's                                                   1,947            63
   Mcdonald's                                               2,615           142
   Radioshack                                               1,941            40
   Sherwin Williams                                            69             4
   Wal-Mart Stores                                            544            24
   -----------------------------------------------------------------------------

   TOTAL RETAIL                                                             558
   =============================================================================

DESCRIPTION                              SHARES/FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   SEMI-CONDUCTORS [1.6%]
   Applied Materials                                        5,432   $       113
   Intel                                                    4,036           104
   Nvidia*                                                    564            20
   Teradyne*                                                2,792            39
   -----------------------------------------------------------------------------

   TOTAL SEMI-CONDUCTORS                                                    276
   =============================================================================

   STEEL & STEEL WORKS [0.3%]
   United States Steel                                        569            60
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [1.7%]
   AT&T                                                     1,121            48
   Embarq                                                   2,489           138
   Verizon Communications                                   2,152            95
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                    281
   =============================================================================

   TRANSPORTATION SERVICES [0.0%]
   Norfolk Southern                                             1            --
   Ryder System                                                47             2
   -----------------------------------------------------------------------------

   TOTAL TRANSPORTATION SERVICES                                              2
   =============================================================================

   WEB PORTALS/ISP [0.4%]
   Google, Cl A*                                              109            62
   =============================================================================

       TOTAL COMMON STOCK
         (Cost $9,618)                                                   10,456
      ==========================================================================

 MORTGAGE-BACKED SECURITIES [12.0%]
   Banc of America Alternative
     Loan Trust, Ser 2005-6, Cl 7A1
     5.500%, 07/25/20                                  $       35            35
   Bayview Financial Acquisition Trust,
     Ser 2007-A, Cl 1A2
     6.205%, 04/28/37                                         100           100
   Capital One Multi-asset Execution
     Trust, Ser 2006-A9, Cl A9 (A)
     5.768%, 05/15/13                                         100            99
   Chase Mortgage Finance,
     Ser 2003-S14, Cl 3A6
     5.500%, 01/25/34                                          49            49
   Citicorp Mortgage Securities,
     Ser 2003-11, Cl 2A8
     5.500%, 12/25/33                                          55            55
   Citicorp Mortgage Securities,
     Ser 2004-4, Cl A5
     5.500%, 06/25/34                                          76            75

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 23
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Citigroup Mortgage Loan Trust,
     Ser 2005-9, Cl 2A2
     5.500%, 11/25/35                                  $       57   $        57
   Countrywide Alternative Loan Trust,
     Ser 2005-50CB, Cl 4A1
     5.000%, 11/25/20                                          35            34
   Countrywide Alternative Loan Trust,
     Ser 2005-85CB, Cl 3A1
     5.250%, 02/25/21                                          74            73
   Countrywide Alternative Loan Trust,
     Ser 2006-7CB, Cl 3A1
     5.250%, 05/25/21                                          58            58
   Countrywide Asset-Backed
     Certificates, Ser 2005-13,
     Cl AF2 (A)
     5.294%, 04/25/36                                          75            75
   Credit-Based Asset Servicing
     Home Equity, Ser 2005-CB8,
     Cl AF2 (B)
     5.303%, 12/25/35                                          75            74
   Deutsche Bank Alternative
     Securities, Ser 2006, Cl AR5
     6.000%, 10/15/21                                          87            88
   Discover Card Master Trust I,
     Ser 2003-3, Cl A (A)
     5.953%, 09/15/12                                         150           150
   First Horizon CMO, Ser 2006-FA6,
     Cl 3A1
     5.750%, 11/25/21                                          85            85
   First Union National Bank CMO,
     Ser 2001-C4, Cl A2
     6.223%, 12/12/33                                          50            52
   GE Capital Commercial Mortgage,
     Ser 2002-3A, Cl A2
     4.996%, 12/10/37                                         100            99
   GE Capital Commercial Mortgage,
     Ser 2004-C3, Cl A4 (A)
     5.189%, 07/10/39                                          75            74
   GMAC Commercial Mortgage
     Securities, Ser 2003-C1, Cl A2
     4.079%, 05/10/36                                         100            94
   GMAC Mortgage Corporation
     Loan Trust, Ser 2004,
     Cl HE5 (A)
     4.388%, 09/25/34                                          75            73
   GMAC Mortgage Corporation
     Loan Trust, Ser 2004-GH1,
     Cl A6 (A)
     4.810%, 07/25/35                                          75            73

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   GMAC Mortgage Corporation
     Loan Trust, Ser 2004-J4, Cl A2
     5.500%, 08/25/14                                  $       56   $        56
   JPMorgan Mortgage Trust,
     Ser 2006-A7, Cl 2A4R (A)
     5.500%, 01/25/37                                         100           100
   JPMorgan Mortgage Trust,
     Ser 2007-A2, Cl 2A3 (A)
     5.732%, 04/25/37                                         100           101
   RAAC, Ser 2004-SP1, Cl AI4 (A)
     5.285%, 08/25/27                                          75            73
   Residential Accredit Loans,
     Ser 2004-QS5, Cl A5
     4.750%, 04/25/34                                          24            23
   Residential Accredit Loans,
     Ser 2004-QS6, Cl A1
     5.000%, 05/25/19                                          27            27
   Residential Funding Mortgage
     Securities, Ser 2003-S11, Cl A2
     4.000%, 06/25/18                                          75            71
   -----------------------------------------------------------------------------

       TOTAL MORTGAGE-BACKED SECURITIES
         (Cost $2,044)                                                    2,023
       =========================================================================

U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS [8.0%]
   FHLMC Gold, Pool C90691
     5.500%, 07/01/23                                          48            47
   FHLMC Gold, Pool G0182
     6.000%, 05/01/35                                          83            83
   FHLMC REMIC, Ser 2673, Cl NC
     5.500%, 05/15/21                                          75            76
   FHLMC REMIC, Ser R007, Cl AC
     5.875%, 05/15/16                                          73            73
   FHLMC, Pool G11771
     6.000%, 06/01/20                                          67            68
   FHLMC, Ser 2578 PD
     5.000%, 08/15/14                                          50            50
   FNMA, Pool 254800
     5.500%, 07/01/23                                         357           353
   FNMA, Pool 256171
     6.000%, 03/01/26                                         203           204
   FNMA, Pool 725773
     5.500%, 09/01/34                                         116           114
   FNMA, Pool 735228
     5.500%, 02/01/35                                          50            49
   FNMA, Pool 790108
     6.000%, 08/01/34                                          60            60
   FNMA, Ser 2003, Cl 18
     5.000%, 03/25/16                                          80            80

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 24
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   FNMA, Ser 2003, Cl 31
     4.500%, 12/25/28                                  $       51   $        51
   FNMA, Ser 2004-W10, Cl A24
     5.000%, 08/25/34                                          50            50
   -----------------------------------------------------------------------------

       TOTAL U.S. GOVERNMENT MORTGAGE-
         BACKED OBLIGATIONS
           (Cost $1,366)                                                  1,358
       =========================================================================

CORPORATE BONDS [6.1%]
   AGRICULTURE [0.1%]
   Bunge NA Finance
     5.900%, 04/01/17                                          25            24
   =============================================================================

   BANKS [1.4%]
   AmSouth Bancorporation
     6.750%, 11/01/25                                          50            51
   Bankers Trust
     7.500%, 11/15/15                                          25            28
   Compass Bank
     8.100%, 08/15/09                                          50            53
   Dresdner Bank - New York
     7.250%, 09/15/15                                          50            54
   PNC Funding
     7.500%, 11/01/09                                          50            53
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                              239
   =============================================================================

   BUILDING & CONSTRUCTION [0.6%]
   American Standard
     7.375%, 02/01/08                                          50            50
   Hanson Australia Funding
     5.250%, 03/15/13                                          50            48
   -----------------------------------------------------------------------------

   TOTAL BUILDING & CONSTRUCTION                                             98
   =============================================================================

   CONTAINERS & PACKAGING [0.3%]
   Pactiv
     7.950%, 12/15/25                                          50            54
   =============================================================================

   ENERGY [0.9%]
   Dominion Resources, Ser B
     6.250%, 06/30/12                                          30            31
   Exelon Generation
     6.950%, 06/15/11                                          50            52
   Pacific Gas & Electric
     6.050%, 03/01/34                                          25            25
   PSI Energy
     7.850%, 10/15/07                                          50            50
   -----------------------------------------------------------------------------

   TOTAL ENERGY                                                             158
   =============================================================================

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   FINANCIAL SERVICES [0.4%]
   Countrywide Financial
     6.250%, 05/15/16                                  $       25   $        22
   Household Finance
     8.000%, 07/15/10                                          40            43
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                                  65
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [0.1%]
   Quaker Oats, Ser B, MTN
     9.250%, 11/27/07                                          25            25
   =============================================================================

   INSURANCE [0.6%]
   MetLife
     6.500%, 12/15/32                                          50            52
   Protective Life
     4.300%, 06/01/13                                          50            47
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                           99
   =============================================================================

   INVESTMENT BANKER/BROKER DEALER [0.3%]
   Lehman Brothers Holdings
     6.500%, 07/19/17                                          50            51
   =============================================================================

   MANUFACTURING [0.2%]
   Tyco International Group
     6.375%, 10/15/11                                          25            26
   =============================================================================

   PAPER & PAPER PRODUCTS [0.4%]
   Westvaco
     9.750%, 06/15/20                                          50            59
   =============================================================================

   PETROLEUM & FUEL PRODUCTS [0.2%]
   Pemex Project Funding Master Trust
     9.125%, 10/13/10                                          25            28
   =============================================================================

   REAL ESTATE INVESTMENT TRUST [0.1%]
   Masco
     6.125%, 10/03/16                                          25            24
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [0.5%]
   Deutsche Telekom International
     Finance
     8.250%, 06/15/30                                          25            30
   GTE
     6.840%, 04/15/18                                          25            27

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 25
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA BALANCED FUND (CONCLUDED)

DESCRIPTION                                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   New Cingular Wireless Services
     8.750%, 03/01/31                                  $       25   $        32
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                     89
   =============================================================================

       TOTAL CORPORATE BONDS
         (Cost $1,038)                                                    1,039
       =========================================================================

U.S. TREASURY OBLIGATION [5.9%]
   U.S.Treasury Bonds
     9.125%, 05/15/18                                         100           137
     6.250%, 08/15/23 (D)                                     750           861
   -----------------------------------------------------------------------------

       TOTAL U.S. TREASURY OBLIGATION
         (Cost $1,003)                                                      998
       =========================================================================

COMMERCIAL PAPER [2.3%]
   Neptune Funding (E) (F)
     6.250%, 10/01/07                                         388           388
   =============================================================================

       TOTAL COMMERCIAL PAPER
         (Cost $388)                                                        388
       =========================================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS [2.4%]
   FNMA (D)
     6.000%, 05/15/11                                         225           236
     5.500%, 04/01/36                                         172           169
   -----------------------------------------------------------------------------

       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
         (Cost $400)                                                        405
       =========================================================================

ASSET-BACKED SECURITIES [0.6%]
   Residential Asset Securities,
     Ser 2002-RS3, Cl AI5 (A)
     5.572%, 06/25/32                                          93            93
   Residential Asset Securities,
     Ser 2004-KS5, Cl AI3 (A)
     4.030%, 04/25/30                                           8             7
   -----------------------------------------------------------------------------

       TOTAL ASSET-BACKED SECURITIES
         (Cost $103)                                                        100
       =========================================================================

FOREIGN GOVERNMENT BONDS [0.4%]
   Hydro-Quebec, Ser FU
     11.750%, 02/01/12                                         50            63
   =============================================================================

       TOTAL FOREIGN GOVERNMENT BONDS
         (Cost $64)                                                          63
       =========================================================================

DESCRIPTION                              FACE AMOUNT (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------

MUNICIPAL BOND [0.1%]
   LOUISIANA [0.1%]
   Louisiana State, Tobacco Settlement
     Financing Authority, Ser 2001A
     6.360%, 05/15/25                                  $       20   $        20
   =============================================================================

       TOTAL MUNICIPAL BOND
         (Cost $21)                                                          20
       =========================================================================

FLOATING RATE NOTES [5.1%]
   Sigma Finance (A) (E)
     5.020%, 01/24/08                                         858           858
   -----------------------------------------------------------------------------

       TOTAL FLOATING RATE NOTES
         (Cost $858)                                                        858
       =========================================================================

CASH EQUIVALENTS [2.6%]
   AIM Short-Term Investment
     Company Liquid Assets
     Portfolio, 5.190% (C) (E)                             60,628            61
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.25% (C)                                      370,754           371
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENTS
         (Cost $432)                                                        432
       =========================================================================

       TOTAL INVESTMENTS [107.4%]
         (Cost $17,335)                                             $    18,140
       =========================================================================

PERCENTAGES ARE BASED ON NET ASSETS OF $16,885.

*     NON-INCOME PRODUCING SECURITY

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2007.

(B) STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2007. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.

(C)   RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2007.

(D) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT SEPTEMBER 30, 2007. THE TOTAL VALUE OF SECURITIES ON LOAN AT SEPTEMBER 30, 2007 WAS $1,263,254.

(E) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AT SEPTEMBER 30, 2007 WAS $1,307,335.

(F)   RATE SHOWN IS THE DISCOUNT RATE AS OF SEPTEMBER 30, 2007.

CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
ISP -- INTERNET SERVICE PROVIDER
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 26
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA DIVERSIFIED EQUITY FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

19.6%  Financials
14.4%  Information Technology
11.8%  Energy
11.2%  HealthCare
 9.9%  Industrials
 9.1%  Consumer Discretionary
 6.9%  Consumer Staples
 4.6%  Materials
 4.6%  Telecommunication Services
 2.9%  Utilities
 2.7%  Cash Equivalents+
 1.6%  Floating Rate Notes+
 0.7%  Commercial Paper+

*Percentages based on total investments.
+Percentages include cash collateral for securities on loan.

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [97.5%]
   ADVERTISING [0.5%]
   CBS, Cl B                                               18,800   $       592
   =============================================================================

   AEROSPACE & DEFENSE [1.3%]
   Lockheed Martin                                          9,052           982
   Raytheon                                                 7,700           491
   -----------------------------------------------------------------------------

   TOTAL AEROSPACE & DEFENSE                                              1,473
   =============================================================================

   AIR TRANSPORTATION [0.8%]
   FedEx                                                    8,000           838
   =============================================================================

   APPAREL/TEXTILES [0.1%]
   Polo Ralph Lauren                                          948            74
   VF                                                         556            45
   -----------------------------------------------------------------------------

   TOTAL APPAREL/TEXTILES                                                   119
   =============================================================================

   AUTOMOTIVE [1.7%]
   Autozone*                                                2,590           301
   Ford Motor                                               4,798            41
   Honda Motor, ADR                                        21,500           717
   Paccar                                                   9,435           804
   -----------------------------------------------------------------------------

   TOTAL AUTOMOTIVE                                                       1,863
   =============================================================================

   BANKS [5.8%]
   Bank of America                                         49,943         2,511
   International Bancshares                                10,450           227
   JPMorgan Chase                                          44,259         2,028

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   PNC Financial Services
     Group                                                  5,860   $       399
   US Bancorp                                              23,000           748
   Wachovia                                                11,988           601
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                            6,514
   =============================================================================

   BIOMEDICAL RESEARCH & PRODUCTS [0.7%]
   Celgene*                                                 1,516           108
   Quest Diagnostic                                        11,100           641
   -----------------------------------------------------------------------------

   TOTAL BIOMEDICAL RESEARCH & PRODUCTS                                     749
   =============================================================================

   BIOTECHNOLOGY [0.4%]
   Amgen*                                                   4,392           248
   Biogen Idec*                                             1,155            77
   Gilead Sciences*                                         3,742           153
   Millipore*                                                 188            14
   -----------------------------------------------------------------------------

   TOTAL BIOTECHNOLOGY                                                      492
   =============================================================================

   BROADCASTING & CABLE [1.4%]
   Motorola                                                16,500           306
   Nokia, ADR                                              23,500           891
   Qualcomm                                                 7,496           317
   -----------------------------------------------------------------------------

   TOTAL BROADCASTING & CABLE                                             1,514
   =============================================================================

   BUILDING & CONSTRUCTION [0.1%]
   USG (A)*                                                 4,200           158
   =============================================================================

   BUSINESS SERVICES [1.3%]
   Convergys*                                               9,434           164
   eBay*                                                    3,774           147
   Xerox*                                                  68,266         1,184
   -----------------------------------------------------------------------------

   TOTAL BUSINESS SERVICES                                                1,495
   =============================================================================

   CHEMICALS [0.9%]
   Dow Chemical                                             6,452           278
   Eastman Chemical                                         3,898           260
   Hercules*                                               11,466           241
   Rohm & Haas                                              4,800           267
   -----------------------------------------------------------------------------

   TOTAL CHEMICALS                                                        1,046
   =============================================================================

   COMMERCIAL BANKS [0.8%]
   Bank of New York Mellon                                 21,320           941
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 27
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   COMMUNICATION & MEDIA [3.1%]
   Cisco Systems*                                          29,200   $       967
   DIRECTV Group*                                          15,739           382
   Time Warner                                            117,311         2,154
   -----------------------------------------------------------------------------

   TOTAL COMMUNICATION & MEDIA                                            3,503
   =============================================================================

   COMPUTER SYSTEM DESIGN & SERVICES [0.8%]
   Lexmark International, Cl A*                             2,134            89
   Seagate Technology                                      21,000           537
   Sun Microsystems (A)*                                   55,000           308
   -----------------------------------------------------------------------------

   TOTAL COMPUTER SYSTEM DESIGN & SERVICES                                  934
   =============================================================================

   COMPUTERS & PERIPHERALS [0.1%]
   EMC*                                                     5,142           107
   =============================================================================

   COMPUTERS-HARDWARE [5.4%]
   Apple*                                                   8,592         1,319
   Dell*                                                   23,000           635
   Hewlett-Packard                                         53,541         2,666
   IBM                                                     12,226         1,440
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS-HARDWARE                                               6,060
   =============================================================================

   COMPUTERS-SOFTWARE [1.7%]
   Microsoft                                               20,508           604
   Oracle*                                                 60,554         1,311
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS-SOFTWARE                                               1,915
   =============================================================================

   CONSUMER PRODUCTS & SERVICES [1.0%]
   Kimberly-Clark                                           4,400           309
   Mattel                                                  20,900           490
   Procter & Gamble                                         4,615           325
   -----------------------------------------------------------------------------

   TOTAL CONSUMER PRODUCTS & SERVICES                                     1,124
   =============================================================================

   CONTAINERS & PACKAGING [0.5%]
   Pactiv*                                                 19,791           567
   =============================================================================

   DIVERSIFIED MANUFACTURING [4.1%]
   Danaher                                                  5,047           417
   General Electric                                        85,714         3,549
   Parker Hannifin                                          5,300           593
   -----------------------------------------------------------------------------

   TOTAL DIVERSIFIED MANUFACTURING                                        4,559
   =============================================================================

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   DIVERSIFIED METALS & MINING [0.7%]
   Freeport-McMoran Copper &
     Gold, Cl B                                             7,949   $       834
   =============================================================================

   DRUG STORES [0.6%]
   Rite Aid (A)*                                          137,500           635
   =============================================================================

   DRUGS [5.2%]
   Abbott Laboratories                                     10,700           574
   Johnson & Johnson                                       26,175         1,720
   Merck                                                    9,361           484
   Pfizer                                                  59,321         1,449
   Schering-Plough                                         19,300           610
   Wyeth                                                   23,721         1,057
   -----------------------------------------------------------------------------

   TOTAL DRUGS                                                            5,894
   =============================================================================

   ELECTRICAL COMPONENTS-MISCELLANEOUS [0.2%]
   Tyco Electronics*                                        6,750           239
   =============================================================================

   ELECTRICAL SERVICES [1.4%]
   DTE Energy                                               8,316           403
   Duke Energy                                             16,144           302
   Portland General Electric                               31,100           864
   -----------------------------------------------------------------------------

   TOTAL ELECTRICAL SERVICES                                              1,569
   =============================================================================

   ENERGY [1.6%]
   Edison International                                    15,269           846
   Entergy                                                  5,781           626
   PG&E                                                     7,128           341
   -----------------------------------------------------------------------------

   TOTAL ENERGY                                                           1,813
   =============================================================================

   ENGINEERING SERVICES [0.3%]
   Fluor                                                    2,171           313
   =============================================================================

   ENTERTAINMENT & GAMING [0.4%]
   Carnival, Cl A                                           9,382           454
   =============================================================================

   FINANCIAL SERVICES [6.2%]
   American Capital Strategies (A)                         20,361           870
   American Express                                        15,577           925
   Capital One Financial                                   13,000           864
   CIT Group                                               29,836         1,199
   Citigroup                                               39,268         1,833
   Nasdaq Stock Market*                                    18,400           693
   Western Union                                           27,600           579
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                               6,963
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 28
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   FOOD, BEVERAGE & TOBACCO [4.9%]
   Coca-Cola Enterprises                                   24,100   $       584
   Conagra Foods                                           35,000           914
   Dean Foods                                              26,354           674
   Del Monte Foods                                         49,500           520
   General Mills                                           22,024         1,277
   Kellogg Company                                          3,619           203
   Pepsi Bottling Group                                     8,228           306
   Safeway                                                 31,798         1,053
   -----------------------------------------------------------------------------

   TOTAL FOOD, BEVERAGE & TOBACCO                                         5,531
   =============================================================================

   GAS/NATURAL GAS [0.8%]
   El Paso                                                 52,200           886
   =============================================================================

   HEALTHCARE PRODUCTS & SERVICES [3.7%]
   Applera - Applied Biosystems
     Group                                                 20,965           726
   Cardinal Health                                         20,259         1,267
   Cigna                                                    6,174           329
   Humana*                                                 12,413           868
   UnitedHealth Group                                      20,735         1,004
   -----------------------------------------------------------------------------

   TOTAL HEALTHCARE PRODUCTS & SERVICES                                   4,194
   =============================================================================

   INSURANCE [7.3%]
   ACE                                                      3,434           208
   Aetna                                                    2,033           110
   Allstate (A)                                            25,623         1,465
   American International Group                            16,650         1,126
   Chubb                                                   18,548           995
   Hartford Financial Services
     Group                                                  6,791           629
   HCC Insurance                                           31,300           896
   ING Groep, ADR                                          10,800           479
   Lincoln National                                         2,104           139
   Marsh & Mclennan                                        22,000           561
   Mercury General                                          7,700           415
   Travelers                                                8,200           413
   UnumProvident                                           22,000           538
   XL Capital, Cl A                                         2,721           216
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                        8,190
   =============================================================================

   INVESTMENT BANKER/BROKER DEALER [0.1%]
   Franklin Resources                                         396            51
   =============================================================================

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   MACHINERY [1.4%]
   Caterpillar                                             12,535   $       983
   Cummins                                                     37             5
   Deere                                                    1,609           239
   Eaton                                                    3,212           318
   -----------------------------------------------------------------------------

   TOTAL MACHINERY                                                        1,545
   =============================================================================

   MEDICAL PRODUCTS & SERVICES [1.1%]
   Baxter International                                     4,300           242
   Becton Dickinson                                         7,933           651
   Genzyme-General Division*                                1,029            64
   Wellpoint*                                               2,991           236
   Zimmer Holdings*                                         1,131            91
   -----------------------------------------------------------------------------

   TOTAL MEDICAL PRODUCTS & SERVICES                                      1,284
   =============================================================================

   METALS & MINING [1.0%]
   Barrick Gold                                            27,600         1,112
   =============================================================================

   MISCELLANEOUS MANUFACTURING [1.0%]
   Covidien                                                 6,750           280
   Tyco International                                      19,956           885
   -----------------------------------------------------------------------------

   TOTAL MISCELLANEOUS MANUFACTURING                                      1,165
   =============================================================================

   MULTI-MEDIA [0.9%]
   Walt Disney                                             29,632         1,019
   =============================================================================

   OFFICE FURNITURE & FIXTURES [0.9%]
   3M                                                       4,500           421
   Symantec*                                               31,375           608
   -----------------------------------------------------------------------------

   TOTAL OFFICE FURNITURE & FIXTURES                                      1,029
   =============================================================================

   PAPER & RELATED PRODUCTS [0.6%]
   Packaging Corp of America                               15,500           451
   Sealed Air                                               9,700           248
   -----------------------------------------------------------------------------

   TOTAL PAPER & RELATED PRODUCTS                                           699
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 29
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   PETROLEUM & FUEL PRODUCTS [10.4%]
   Anadarko Petroleum                                      16,400   $       881
   Apache                                                   4,082           368
   Ashland                                                 13,096           788
   Chesapeake Energy                                       29,792         1,050
   ChevronTexaco                                           19,711         1,845
   ConocoPhillips                                          26,059         2,287
   Ensco International                                        545            31
   Exxon Mobil                                             16,674         1,543
   Marathon Oil                                            12,886           735
   Nabors Industries*                                      22,200           683
   Unit*                                                   14,000           678
   Valero Energy                                           12,669           851
   -----------------------------------------------------------------------------

   TOTAL PETROLEUM & FUEL PRODUCTS                                       11,740
   =============================================================================

   PETROLEUM REFINING [0.8%]
   Hess                                                    13,290           884
   =============================================================================

   PETROLEUM EXPLORATION [0.8%]
   GlobalSantaFe                                           12,000           912
   =============================================================================

   RAILROADS [0.4%]
   CSX                                                      9,263           396
   =============================================================================

   REAL ESTATE INVESTMENT TRUSTS [0.6%]
   Boston Properties                                        1,565           162
   Prologis Trust                                           7,863           522
   -----------------------------------------------------------------------------

   TOTAL REAL ESTATE INVESTMENT TRUSTS                                      684
   =============================================================================

   RETAIL [3.7%]
   Amazon.com*                                                 52             5
   Big Lots*                                               22,292           665
   Home Depot                                               1,529            50
   JC Penney                                                  287            18
   Kroger                                                  16,349           466
   Lowe's                                                  12,945           363
   Mcdonald's                                              13,456           733
   Radioshack                                               8,782           181
   Sherwin Williams                                           618            41
   Staples                                                 24,850           534
   TJX                                                        203             6
   Wal-Mart Stores                                         16,743           731
   Zale*                                                   15,000           347
   -----------------------------------------------------------------------------

   TOTAL RETAIL                                                           4,140
   =============================================================================

DESCRIPTION                              FACE AMOUNT (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------

   RUBBER & PLASTIC [0.1%]
   Apollo Group, Cl A*                                        857   $        52
   =============================================================================

   SEMI-CONDUCTORS [1.7%]
   Applied Materials                                       35,599           737
   Atmel*                                                  73,000           377
   Intel                                                   17,294           447
   Novellus Systems*                                          694            19
   Nvidia*                                                  4,964           180
   Teradyne*                                               14,429           199
   -----------------------------------------------------------------------------

   TOTAL SEMI-CONDUCTORS                                                  1,959
   =============================================================================

   STEEL & STEEL WORKS [0.2%]
   United States Steel                                      2,572           272
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [5.8%]
   AT&T                                                    28,334         1,199
   Embarq                                                  13,133           730
   Idearc*                                                 39,375         1,239
   Sprint Nextel                                           50,100           952
   Verizon Communications                                  48,486         2,147
   Windstream                                              20,000           282
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                  6,549
   =============================================================================

   TRANSPORTATION SERVICES [0.0%]
   Ryder System                                               243            12
   =============================================================================

   WEB PORTALS/ISP [0.2%]
   Google, Cl A*                                              322           182
   Juniper Networks*                                        1,375            50
   -----------------------------------------------------------------------------

   TOTAL WEB PORTALS/ISP                                                    232
   =============================================================================

       TOTAL COMMON STOCK
         (Cost $99,999)                                                 109,814
       =========================================================================

COMMERCIAL PAPER [0.7%]
   Neptune Funding (B) (E)
     6.250%, 10/01/07                                  $      837           837
   -----------------------------------------------------------------------------

       TOTAL COMMERCIAL PAPER
         (Cost $837)                                                        837
       =========================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 30
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA DIVERSIFIED EQUITY FUND (CONCLUDED)

DESCRIPTION                              FACE AMOUNT (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------

FLOATING RATE NOTES [1.6%]
   Sigma Finance (B) (D)
     5.020%, 01/24/08                                  $    1,855   $     1,855
   -----------------------------------------------------------------------------
       TOTAL FLOATING RATE NOTES
         (Cost $1,855)                                                    1,855
       =========================================================================

CASH EQUIVALENTS [2.8%]
   AIM Short-Term Investment
     Company Liquid Assets
     Portfolio, 5.190% (B) (C)                            130,910           131
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.25% (C)                                    2,968,828         2,969
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENTS
         (Cost $3,100)                                                    3,100
       =========================================================================

       TOTAL INVESTMENTS [102.6%]
         (Cost $105,791)                                            $   115,606
       =========================================================================

PERCENTAGES ARE BASED ON NET ASSETS OF $112,632.

*     NON-INCOME PRODUCING SECURITY

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT SEPTEMBER 30, 2007. THE TOTAL VALUE OF SECURITIES ON LOAN AT SEPTEMBER 30, 2007 WAS $2,716,791.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AT SEPTEMBER 30, 2007 WAS $2,822,845.

(C)   THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2007.

(D) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30,2007.

(E)   RATE SHOWN IS THE DISCOUNT RATE AS OF SEPTEMBER 30, 2007.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL  -- CLASS
ISP -- INTERNET SERVICE PROVIDER

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 31
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA SOCIALLY RESPONSIBLE EQUITY FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

16.9%  Financials
14.9%  HealthCare
13.5%  Information Technology
 9.1%  Energy
 8.9%  Consumer Discretionary
 7.3%  Industrials
 6.7%  Consumer Staples
 5.6%  Materials
 4.8%  Cash Equivalents+
 4.8%  Utilities
 4.7%  Telecommunication Services
 1.9%  Floating Rate Notes+
 0.9%  Commercial Paper+

*Percentages based on total investments.
+Percentages include cash collateral for securities on loan.

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [95.0%]
   ADVERTISING [1.9%]
   CBS, Cl B                                               34,500   $     1,087
   =============================================================================

   AUTOMOTIVE [2.4%]
   Honda Motor, ADR                                        41,900         1,398
   =============================================================================

   BANKS [3.6%]
   International Bancshares                                54,057         1,173
   National City (A)                                       36,100           906
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                            2,079
   =============================================================================

   BIOMEDICAL RESEARCH & PRODUCTS [2.3%]
   Quest Diagnostic                                        22,500         1,300
   =============================================================================

   BROADCASTING & CABLE [4.6%]
   Motorola                                                66,000         1,223
   Nokia, ADR                                              37,000         1,403
   -----------------------------------------------------------------------------

   TOTAL BROADCASTING & CABLE                                             2,626
   =============================================================================

   BUSINESS SERVICES [3.0%]
   Xerox*                                                 100,400         1,741
   =============================================================================

   CHEMICALS [2.5%]
   Rohm & Haas                                             26,100         1,453
   =============================================================================

   CABLE/MEDIA [2.8%]
   Time Warner                                             88,500         1,625
   =============================================================================

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   COMPUTER SYSTEM DESIGN & SERVICES [2.1%]
   Sun Microsystems (A)*                                  212,000   $     1,189
   =============================================================================

   DATA PROCESSING [2.1%]
   Hewlett-Packard                                         23,500         1,170
   =============================================================================

   CONSUMER PRODUCTS & SERVICES [3.0%]
   Kimberly-Clark                                          24,000         1,686
   =============================================================================

   DRUGS [7.9%]
   Abbott Laboratories                                     25,300         1,356
   Johnson & Johnson                                       27,000         1,774
   Schering-Plough                                         44,600         1,411
   -----------------------------------------------------------------------------

   TOTAL DRUGS                                                            4,541
   =============================================================================

   ELECTRICAL SERVICES [5.4%]
   Emerson Electric                                        36,900         1,964
   Portland General Electric                               41,000         1,140
   -----------------------------------------------------------------------------

   TOTAL ELECTRICAL SERVICES                                              3,104
   =============================================================================

   ENERGY [2.9%]
   Atmos Energy                                            59,500         1,685
   =============================================================================

   FINANCIAL SERVICES [7.2%]
   CIT Group                                               20,200           812
   Citigroup                                               28,000         1,307
   NASDAQ Stock Market*                                    53,500         2,016
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                               4,135
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [4.0%]
   Del Monte Foods                                         95,000           997
   Supervalu                                               32,600         1,272
   -----------------------------------------------------------------------------

   TOTAL FOOD, BEVERAGE & TOBACCO                                         2,269
   =============================================================================

   HEALTHCARE PRODUCTS & SERVICES [4.1%]
   Applera - Applied Biosystems
     Group                                                 41,000         1,420
   Cardinal Health                                         15,000           938
   -----------------------------------------------------------------------------

   TOTAL HEALTHCARE PRODUCTS & SERVICES                                   2,358
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 32
schedule of investments

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

AHA SOCIALLY RESPONSIBLE EQUITY FUND (CONCLUDED)

DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

   INSURANCE [6.6%]
   American International Group                            15,000   $     1,015
   Marsh & Mclennan                                        67,000         1,709
   Mercury General                                         19,200         1,035
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                        3,759
   =============================================================================

   METALS & MINING [2.1%]
   Worthington Industries                                  52,000         1,225
   =============================================================================

   MISCELLANEOUS MANUFACTURING [3.0%]
   Covidien                                                14,375           597
   Tyco International                                      25,375         1,125
   -----------------------------------------------------------------------------

   TOTAL MISCELLANEOUS MANUFACTURING                                      1,722
   =============================================================================

   OFFICE FURNITURE & FIXTURES [2.1%]
   3M                                                      12,800         1,198
   =============================================================================

   PAPER & PAPER PRODUCTS [1.1%]
   Packaging Corp of America                               22,000           640
   =============================================================================

   PETROLEUM & FUEL PRODUCTS [9.4%]
   Chesapeake Energy                                       59,800         2,109
   Patterson - UTI Energy                                  74,000         1,670
   Unit*                                                   32,500         1,573
   -----------------------------------------------------------------------------

   TOTAL PETROLEUM & FUEL PRODUCTS                                        5,352
   =============================================================================

   PRINTING & PUBLISHING [1.9%]
   Thomson                                                 26,100         1,094
   =============================================================================

   SEMI-CONDUCTORS/INSTRUMENTS [2.2%]
   Intel                                                   47,500         1,228
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [4.8%]
   Embarq                                                  10,800           600
   Sprint Nextel (A)                                       83,000         1,577
   Windstream                                              40,000           565
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                  2,742
   =============================================================================

        TOTAL COMMON STOCK
          (Cost $49,073)                                                 54,406
        ========================================================================

                                               FACE AMOUNT (000)/
DESCRIPTION                                                SHARES   VALUE (000)
--------------------------------------------------------------------------------

COMMERCIAL PAPER [0.9%]
   Neptune Funding (B) (E)
      6.250%, 10/01/07                                 $      513   $       513
   -----------------------------------------------------------------------------

        TOTAL COMMERCIAL PAPER
          (Cost $513)                                                       513
        ========================================================================

FLOATING RATE NOTES [2.0%]
   Sigma Finance (B) (D)
      5.020%, 01/24/08                                      1,137         1,137
   -----------------------------------------------------------------------------

        TOTAL FLOATING RATE NOTES
          (Cost $1,137)                                                   1,137
        ========================================================================

CASH EQUIVALENTS [5.0%]
   AIM Short-Term Investment
      Company Liquid Assets
      Portfolio, 5.190% (B) (C)                            80,230            80
   Fidelity Institutional Domestic
      Money Market Portfolio,
      Cl I, 5.25% (C)                                   2,770,395         2,770
   -----------------------------------------------------------------------------

        TOTAL CASH EQUIVALENTS
          (Cost $2,850)                                                   2,850
        ========================================================================

        TOTAL INVESTMENTS [102.9%]
          (Cost $53,573)                                            $    58,906
        ========================================================================

PERCENTAGES ARE BASED ON NET ASSETS OF $57,231.

*     NON-INCOME PRODUCING SECURITY

(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT SEPTEMBER 30, 2007. THE TOTAL VALUE OF SUCH SECURITIES AT SEPTEMBER 30, 2007 WAS $1,641,830.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE VALUE OF SUCH SECURITIES AT SEPTEMBER 30, 2007 WAS $1,730,022.

(C)   THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2007.

(D) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2007.

(E)   RATE SHOWN IS THE DISCOUNT RATE AS OF SEPTEMBER 30, 2007.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 33

                      This page intentionally left blank.

statements of assets and liabilities (000)

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

                                                            AHA            AHA                                            AHA
                                                          Limited          Full                            AHA          Socially
                                                         Maturity        Maturity            AHA        Diversified   Responsible
                                                       Fixed Income    Fixed Income       Balanced        Equity         Equity
                                                           Fund            Fund             Fund           Fund           Fund
                                                       -----------------------------------------------------------------------------
ASSETS:
   Cost of securities                                  $    48,167    $     46,443    $    17,335    $    105,791    $     53,573
------------------------------------------------------------------------------------------------------------------------------------
   Investments in securities at value                  $    48,248(1) $     46,482(2) $    18,140(3) $    115,606(4) $     58,906(5)
   Cash                                                         --               3              2              10              16
   Dividend and interest receivable                            421             406             64             137              81
   Receivable for capital shares sold                           37              48             --               1              30
   Receivable for dividend tax reclaim                          --              --              1               2              --
   Prepaid Expenses                                             19               6              3              15               4
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                           48,725          46,945         18,210         115,771          59,037
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Obligation to return securities lending
     collateral                                              3,858           4,436          1,307           2,823           1,730
   Payable for investment securities purchased                  --              --             --             138              --
   Income distribution payable                                 151             141             --              --              --
   Payable for capital shares redeemed                          --              --             --              21              10
   Investment adviser fees payable                              18              17             10              82              30
   Distribution fees payable                                     1              --             --              29              --
   Trustees fees payable                                        --              --             --               1              --
   Administrative fees payable                                   2               2              1               4               2
   Other accrued expenses                                       20              18              7              41              34
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                       4,050           4,614          1,325           3,139           1,806
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                                          $    44,675    $     42,331    $    16,885    $    112,632    $     57,231
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in-Capital
     (unlimited authorization -- $0.01 par value)      $    47,142    $     42,700    $    15,325    $     91,279    $     49,114
   Undistributed net investment income                          10               9              9              26              24
   Accumulated net realized gain (loss) on
     investments                                            (2,558)           (417)           746          11,512           2,760
   Net unrealized appreciation on investments                   81              39            805           9,815           5,333
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                                          $    44,675     $    42,331    $    16,885    $    112,632    $     57,231
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares ($ Dollars):
   Net Assets                                          $44,364,783     $42,095,448    $16,885,426    $102,232,288    $ 56,489,721
   Total shares outstanding at end of year               4,188,229       4,143,522      1,829,799       5,531,741       4,659,778
   Net asset value, offering and redemption
     price per share (net assets / shares
     outstanding)                                      $     10.59     $     10.16    $      9.23    $      18.48    $      12.12
Class A Shares ($ Dollars):
   Net Assets                                          $   310,172     $   235,304            n/a    $ 10,399,973    $    741,202
   Total shares outstanding at end of year                  29,246          23,156            n/a         561,472          61,213
   Net asset value, offering and redemption
     price per share (net assets / shares
     outstanding)                                      $     10.61     $     10.16            n/a    $      18.52    $      12.11

(1)  MARKET VALUE OF SECURITIES ON LOAN WAS $3,763,780 AS OF SEPTEMBER 30, 2007.

(2)  MARKET VALUE OF SECURITIES ON LOAN WAS $4,286,033 AS OF SEPTEMBER 30, 2007.

(3)  MARKET VALUE OF SECURITIES ON LOAN WAS $1,263,254 AS OF SEPTEMBER 30, 2007.

(4)  MARKET VALUE OF SECURITIES ON LOAN WAS $2,716,791 AS OF SEPTEMBER 30, 2007.

(5)  MARKET VALUE OF SECURITIES ON LOAN WAS $1,641,830 AS OF SEPTEMBER 30, 2007.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 35
statements of operations (000)

FOR THE YEAR ENDED SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

                                                                               AHA Limited Maturity Fixed   AHA Full Maturity Fixed
                                                                                      Income Fund                Income Fund
                                                                               -----------------------------------------------------
INVESTMENT INCOME:
   Interest                                                                            $  2,147                    $ 1,861
   Dividends                                                                                 38                         57
   Income from Securities Lending -- Net                                                      2                          3
   Foreign taxes withheld                                                                    --                         --
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                              2,187                      1,921
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment Advisory Fees                                                                 219                        182
   Administration Fees                                                                       23                         19
   Trustees' Fees and Expenses                                                                1                          1
   Distribution Expense -- Class A Shares                                                     1                          1
   Transfer Agent Fees and Expenses                                                          29                         23
   Reports to Shareholders                                                                   14                         10
   Audit Fees                                                                                13                         11
   Custodian Fees and Expenses                                                                6                          5
   Registration Fees                                                                          4                          3
   Legal Fees                                                                                 1                          1
   Insurance and Other Expenses                                                              29                         13
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                         340                        269
------------------------------------------------------------------------------------------------------------------------------------
     Recovery of Investment Advisory Fees
       Previously Waived(1)                                                                  --                         24
   Less Waiver of:
     Investment Advisory Fees                                                                (3)                        --
     Transfer Agent Fees                                                                     (4)                        (3)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                             333                        290
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                     1,854                      1,631
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Investments                                                  (98)                        (5)
   Change in Net Unrealized Appreciation
     (Depreciation) on Investments                                                          239                        (11)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized
       Gain (Loss) on Investments                                                           141                        (16)
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                      $  1,995                    $ 1,615
====================================================================================================================================

(1)   SEE NOTE 3 FOR ADVISORY FEES RECOVERED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 36

                                                                                                           AHA Socially Responsible
                                                         AHA Balanced Fund   AHA Diversified Equity Fund         Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                    $  321                      $     --              $    --
   Dividends                                                      263                         2,226                1,147
   Income from Securities Lending -- Net                            1                             5                    5
   Foreign taxes withheld                                          --                           (11)                 (10)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                      585                         2,220                1,142
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment Advisory Fees                                       127                           832                  401
   Administration Fees                                              9                            58                   28
   Trustees' Fees and Expenses                                      1                             3                    2
   Distribution Expense -- Class A Shares                          --                            27                    1
   Transfer Agent Fees and Expenses                                11                            73                   33
   Reports to Shareholders                                          5                            33                   23
   Audit Fees                                                       6                            27                   19
   Custodian Fees and Expenses                                      3                            15                    7
   Registration Fees                                                1                             8                    4
   Legal Fees                                                      --                             1                    1
   Insurance and Other Expenses                                     7                            42                   16
-----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                               170                         1,119                  535
-----------------------------------------------------------------------------------------------------------------------------------
     Recovery of Investment Advisory Fees
       Previously Waived(1)                                         1                            48                   --
   Less Waiver of:
     Investment Advisory Fees                                      --                            (2)                 (28)
     Transfer Agent Fees                                           (2)                          (10)                  (5)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                   169                         1,155                  502
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             416                         1,065                  640
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Investments                      1,759                        13,160                2,822
   Change in Net Unrealized Appreciation
     (Depreciation) on Investments                               (613)                       (1,793)               3,077
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized
       Gain (Loss) on Investments                               1,146                        11,367                5,899
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $1,562                      $ 12,432              $ 6,539
===================================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 37
statements of changes in net assets (000)

FOR THE YEAR ENDED SEPTEMBER 30,

--------------------------------------------------------------------------------

                                                            AHA Limited Maturity    AHA Full Maturity
                                                              Fixed Income Fund     Fixed Income Fund
                                                            -------------------------------------------
                                                                2007     2006(1)       2007    2006(2)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                                    $  1,854   $   2,434   $  1,631   $  1,288
   Net Realized Gain (Loss) on Investments Sold                  (98)     (1,507)        (5)      (314)
   Change in Net Unrealized Appreciation
      (Depreciation) on Investments                              239       1,235        (11)      (122)
-------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Investment Operations                  1,995       2,162      1,615        852
-------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends to Shareholders from Net Investment Income:
   INSTITUTIONAL CLASS                                        (1,846)     (2,446)    (1,618)    (1,294)
   CLASS A                                                       (11)        (14)        (8)        (5)
   Distributions to Shareholders from Net Realized Gains:
   INSTITUTIONAL CLASS                                            --          --         --       (179)
   CLASS A                                                        --          --         --         (1)
-------------------------------------------------------------------------------------------------------
      Total Dividends and Distributions to Shareholders       (1,857)     (2,460)    (1,626)    (1,479)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
   FUND SHARE TRANSACTIONS: INSTITUTIONAL CLASS
   Net Proceeds from Shares Sold                               2,382         667     11,258      5,099
   Reinvestment of Dividends                                     423       1,272        533        504
   Cost of Shares Redeemed                                    (3,917)    (68,684)       (82)    (6,345)
-------------------------------------------------------------------------------------------------------
      Total Fund Share Transactions Institutional Class       (1,112)    (66,745)    11,709       (742)
-------------------------------------------------------------------------------------------------------
   FUND SHARE TRANSACTIONS: CLASS A
   Net Proceeds from Shares Sold                                  95         167         88         13
   Reinvestment of Dividends                                      11          14          8          6
   Cost of Shares Redeemed                                      (155)       (643)        (6)        (5)
-------------------------------------------------------------------------------------------------------
      Total Fund Share Transactions Class A                      (49)       (462)        90         14
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Contributions                                (1,161)    (67,207)    11,799       (728)
-------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets                 (1,023)    (67,505)    11,788     (1,355)
-------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                        45,698     113,203     30,543     31,898
-------------------------------------------------------------------------------------------------------
   End of period*                                           $ 44,675   $  45,698   $ 42,331   $ 30,543
=======================================================================================================
   *Including Undistributed Net Investment Income of        $     10   $       6   $      9   $      3
=======================================================================================================

(1) ON OCTOBER 3, 2005, THE LIMITED MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA LIMITED MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

(2) ON OCTOBER 3, 2005, THE FULL MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA FULL MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(3) ON OCTOBER 3, 2005, THE BALANCED FUND WAS REORGANIZED INTO THE AHA BALANCED FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4) ON OCTOBER 3, 2005, THE DIVERSIFIED EQUITY FUND WAS REORGANIZED INTO THE AHA DIVERSIFIED EQUITY FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(5) ON OCTOBER 3, 2005, THE SOCIALLY RESPONSIBLE EQUITY FUND WAS REORGANIZED INTO THE AHA SOCIALLY RESPONSIBLE EQUITY FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 38

--------------------------------------------------------------------------------

                                                                AHA Balanced         AHA Diversified      AHA Socially Responsible
                                                                    Fund               Equity Fund               Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                2007    2006(3)        2007     2006(4)       2007    2006(5)
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                                    $    416   $    327   $   1,065   $     871   $    640   $    273
   Net Realized Gain (Loss) on Investments Sold                1,759      1,230      13,160       8,398      2,822        598
   Change in Net Unrealized Appreciation
      (Depreciation) on Investments                             (613)      (133)     (1,793)        628      3,077      1,277
----------------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Investment Operations                  1,562      1,424      12,432       9,897      6,539      2,148
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends to Shareholders from Net Investment Income:
   INSTITUTIONAL CLASS                                          (425)      (338)       (987)       (792)      (623)      (267)
   CLASS A                                                        --         --         (77)        (63)        (6)        (1)
   Distributions to Shareholders from Net Realized Gains:
   INSTITUTIONAL CLASS                                        (2,125)    (1,084)     (8,054)     (3,919)      (654)      (102)
   CLASS A                                                        --         --        (860)       (440)        (5)        --
----------------------------------------------------------------------------------------------------------------------------------
      Total Dividends and Distributions to Shareholders       (2,550)    (1,422)     (9,978)     (5,214)    (1,288)      (370)
----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
   FUND SHARE TRANSACTIONS: INSTITUTIONAL CLASS
   Net Proceeds from Shares Sold                                  --         --      13,332      30,944     13,931     22,781
   Reinvestment of Dividends                                      37         59       6,506       3,289      1,277        368
   Cost of Shares Redeemed                                        --       (577)    (14,435)    (25,250)    (8,929)    (1,713)
----------------------------------------------------------------------------------------------------------------------------------
      Total Fund Share Transactions Institutional Class           37       (518)      5,403       8,983      6,279     21,436
----------------------------------------------------------------------------------------------------------------------------------
   FUND SHARE TRANSACTIONS: CLASS A
   Net Proceeds from Shares Sold                                  --         --       1,282       1,789        542        263
   Reinvestment of Dividends                                      --         --         924         456         11          1
   Cost of Shares Redeemed                                        --         --      (3,206)     (1,034)      (136)        (4)
----------------------------------------------------------------------------------------------------------------------------------
      Total Fund Share Transactions Class A                       --         --      (1,000)      1,211        417        260
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Contributions                                    37       (518)      4,403      10,194      6,696     21,696
----------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets                   (951)      (516)      6,857      14,877     11,947     23,474
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                        17,836     18,352     105,775      90,898     45,284     21,810
----------------------------------------------------------------------------------------------------------------------------------
   End of period*                                           $ 16,885   $ 17,836   $ 112,632   $ 105,775   $ 57,231   $ 45,284
==================================================================================================================================
   *Including Undistributed Net Investment Income of        $      9   $     10   $      26   $      22   $     24   $     13
==================================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 39
financial highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FOR THE YEAR ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)

--------------------------------------------------------------------------------

                                                        NET
                   NET                         REALIZED AND                                         NET
                 ASSET                           UNREALIZED    DIVIDENDS      DISTRIBUTIONS       ASSET
                 VALUE            NET        GAINS (LOSSES)     FROM NET               FROM       VALUE
             BEGINNING     INVESTMENT                    ON   INVESTMENT           REALIZED         END
             OF PERIOD   INCOME(1)(3)     INVESTMENTS(1)(3)       INCOME              GAINS   OF PERIOD
--------------------------------------------------------------------------------------------------------
AHA Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on December 22,1988)
   2007      $   10.56       $   0.45            $     0.03   $    (0.45)        $       --   $   10.59
   2006^         10.57           0.34                  0.02        (0.37)                --       10.56
For the period July 1, through September 30,
   2005+         10.61           0.06                 (0.04)       (0.06)                --       10.57
For the years ended June 30,
   2005          10.68           0.22                 (0.06)       (0.22)(5)          (0.01)      10.61
   2004          10.86           0.18                 (0.18)       (0.18)                --       10.68
   2003          10.65           0.28                  0.21        (0.28)                --       10.86
Class A (commenced operations on  October 22, 2004)
   2007      $   10.57       $   0.42            $     0.04   $    (0.42)        $       --   $   10.61
   2006^         10.58           0.30                  0.03        (0.34)                --       10.57
For the period July 1, through September 30,
   2005+         10.62           0.05                 (0.04)       (0.05)                --       10.58
For the period October 22, 2004 through June 30,
   2005          10.77           0.14                 (0.13)       (0.15)(5)          (0.01)      10.62
--------------------------------------------------------------------------------------------------------
AHA Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
   2007      $   10.16       $   0.45            $       --   $    (0.45)        $       --   $   10.16
   2006^^        10.35           0.43                 (0.13)       (0.43)             (0.06)      10.16
For the period July 1, through September 30,
   2005+         10.50           0.09                 (0.15)       (0.09)                --       10.35
For the years ended June 30,
   2005          10.39           0.38                  0.20        (0.38)             (0.09)      10.50
   2004          10.87           0.36(8)              (0.36)       (0.39)             (0.09)      10.39
   2003          10.34           0.49                  0.53        (0.49)                --       10.87
Class A (commenced operations on May 11, 2004)
   2007      $   10.16       $   0.42            $       --   $    (0.42)        $       --   $   10.16
   2006^^        10.36           0.40                 (0.13)       (0.41)             (0.06)      10.16
For the period July 1, through September 30,
   2005+         10.50           0.08                 (0.14)       (0.08)                --       10.36
For the year ended June 30,
   2005          10.39           0.34                  0.22        (0.36)             (0.09)      10.50
For the period May 11, through June 30,
   2004          10.32           0.04                  0.09        (0.06)                --       10.39
--------------------------------------------------------------------------------------------------------
AHA Balanced Fund
Institutional Class (commenced operations on October 20, 1988)
   2007      $    9.77       $   0.23            $     0.62   $    (0.23)        $    (1.16)  $    9.23
   2006^^^        9.76           0.18                  0.59        (0.18)             (0.58)       9.77
For the period July 1, through September 30,
   2005+          9.62           0.04                  0.14        (0.04)                --        9.76
For the years ended June 30,
   2005           8.98           0.16                  0.64        (0.16)                --        9.62
   2004           8.03           0.10(8)               0.97        (0.12)                --        8.98
   2003           8.03           0.11                    --        (0.11)                --        8.03

                                             RATIO             RATIO
                                            OF NET            OF NET
                                         OPERATING         OPERATING                 RATIO
                               NET        EXPENSES          EXPENSES                OF NET
                            ASSETS      TO AVERAGE        TO AVERAGE            INVESTMENT
                               END      NET ASSETS        NET ASSETS                INCOME    PORTFOLIO
              TOTAL      OF PERIOD          BEFORE             AFTER            TO AVERAGE     TURNOVER
             RETURN          (000)   WAIVERS(2)(3)     WAIVERS(2)(3)      NET ASSETS(2)(3)      RATE(4)
----------------------------------------------------------------------------------------------------------
AHA Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on December 22,1988)
   2007        4.63%     $  44,365            0.77%             0.76%                 4.25%       75.71%
   2006^       3.49         45,340            0.94              0.75                  3.24        86.31
For the period July 1, through September 30,
   2005+       0.20(6)     112,381            0.88(7)           0.86(7)               2.20(7)      4.33(6)
For the years ended June 30,
   2005        1.53        128,501            0.79              0.78                  2.01       109.44
   2004       (0.05)       159,949            0.73              0.73                  1.65        97.66
   2003        4.65         96,605            0.83              0.85                  2.58          N/A
Class A (commenced operations on October 22, 2004)
   2007        4.47%     $     310            1.02%             1.00%                 3.99%       75.71%
   2006^       3.17            358            1.18              1.00                  2.88        86.31
For the period July 1, through September 30,
   2005+       0.13(6)         822            1.11(7)           1.10(7)               1.95(7)      4.33(6)
For the period October 22, 2004 through June 30,
   2005        0.12(6)       1,070            1.07(7)           1.03(7)               1.75(7)    109.44
----------------------------------------------------------------------------------------------------------
AHA Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
   2007        4.48%     $  42,096            0.73%             0.79%*                4.48%       54.97%
   2006^^      3.03         30,398            0.87              0.80*                 4.20        91.35
For the period July 1, through September 30,
   2005+      (0.57)(6)     31,764            0.83(7)           1.00(7)*              3.37(7)     17.47(6)
For the years ended June 30,
   2005        5.72         31,960            0.95              1.00*                 3.58       144.07
   2004        0.08         28,958            0.98              1.00*                 3.40       302.49
   2003       10.06         31,264            1.29              1.00*                 4.51          N/A
Class A (commenced operations on May 11, 2004)
   2007        4.23%     $     235            0.99%             1.04%*                4.23%       54.97%
   2006^^      2.67            145            1.12              1.05*                 3.95        91.35
For the period July 1, through September 30,
   2005+      (0.54)(6)        134            1.08(7)           1.25(7)*              3.12(7)     17.47(6)
For the year ended June 30,
   2005        5.46            134            1.20              1.25*                 3.33       144.07
For the period May 11, through June 30,
   2004        1.29(6)         104            1.15(7)           1.25(7)*              3.27(7)    302.49(6)
----------------------------------------------------------------------------------------------------------
AHA Balanced Fund
Institutional Class (commenced operations on October 20, 1988)
   2007        9.47%     $  16,885            1.00%             1.00%                 2.45%      127.95%
   2006^^^     8.32         17,836            1.11              1.00                  1.83        73.58
For the period July 1, through September 30,
   2005+       1.87(6)      18,352            1.10(7)           0.98(7)               1.54(7)     13.53(6)
For the years ended June 30,
   2005        8.97         18,088            1.25              1.20                  1.69        98.60
   2004       13.41         16,930            1.31              1.50                  1.14        69.85
   2003        1.40         18,615            1.81              1.50                  1.43          N/A

  +   THE FUND'S FISCAL AND TAX YEAR-END CHANGED FROM JUNE 30 TO SEPTEMBER 30.

  ^ ON OCTOBER 3, 2005, THE LIMITED MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA LIMITED MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

 ^^ ON OCTOBER 3, 2005, THE FULL MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA FULL MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

^^^ ON OCTOBER 3, 2005, THE BALANCED FUND WAS REORGANIZED INTO THE AHA BALANCED FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

  * RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

(1) INFORMATION PRESENTED RELATES TO A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE ENTIRE PERIOD.

(2)   RATIOS INCLUDE ALL MANAGEMENT FEES AND EXPENSES.

(3) FOR THE PERIOD FROM NOVEMBER 1, 2001 THROUGH JUNE 30, 2003, THE FUND INVESTED SUBSTANTIALLY ALL OF ITS ASSETS IN A SEPARATE SERIES OF A MUTUAL FUND CALLED THE CCM ADVISORS FUNDS (THE "MASTER PORTFOLIO"), AND AS A RESULT, THE PER SHARE AMOUNTS AND PERCENTAGES REFLECT INCOME AND EXPENSES ASSUMING INCLUSION OF THE FUND'S PROPORTIONATE SHARE OF INCOME AND EXPENSES IN THE MASTER PORTFOLIO. THE MASTER PORTFOLIO HAD SUBSTANTIALLY SIMILAR OBJECTIVES, STRATEGIES AND POLICIES AS THE FUND.

(4) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. FOR PERIODS LESS THAN 1 YEAR, PORTFOLIO TURNOVER RATE HAS NOT BEEN ANNUALIZED.

(5) INCLUDES A TAX RETURN OF CAPITAL WHICH IS LESS THAN $0.01 PER SHARE, FOR THE FUND FOR THE YEAR ENDED JUNE 30, 2005.

(6)   NOT ANNUALIZED.

(7)   ANNUALIZED.

(8) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 40

                                                NET
                                       REALIZED AND
                NET                      UNREALIZED                                         NET
              ASSET                           GAINS       DIVIDENDS   DISTRIBUTIONS       ASSET
              VALUE          NET           (LOSSES)        FROM NET            FROM       VALUE
          BEGINNING   INVESTMENT                 ON      INVESTMENT        REALIZED         END
          OF PERIOD    INCOME(3)     INVESTMENTS(3)          INCOME           GAINS   OF PERIOD
-----------------------------------------------------------------------------------------------
AHA Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
   2007   $   18.17   $     0.18     $         1.89      $    (0.18)  $       (1.58)  $   18.48
   2006^      17.42         0.15               1.55           (0.15)          (0.80)      18.17
For the period July 1, through September 30,
   2005+      16.79         0.02               0.63           (0.02)             --       17.42
For the years ended June 30,
   2005       15.39         0.13               1.40           (0.13)             --       16.79
   2004       12.74         0.10               2.65           (0.10)             --       15.39
   2003       13.08         0.08(3)           (0.34)(3)       (0.08)             --       12.74
Class A (commenced operations on December 30, 2002)
   2007   $   18.21   $     0.13(8)  $         1.89      $    (0.13)  $       (1.58)  $   18.52
   2006^      17.46         0.11               1.55           (0.11)          (0.80)      18.21
For the period July 1, through September 30,
   2005+      16.83         0.01               0.63           (0.01)             --       17.46
For the years ended June 30,
   2005       15.43         0.09               1.40           (0.09)             --       16.83
   2004       12.75         0.06               2.65           (0.03)             --       15.43
For the period December 30, 2002, through June 30,
   2003       11.48         0.03(7)            1.26(7)        (0.02)             --       12.75
-----------------------------------------------------------------------------------------------
AHA Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
   2007   $   10.91   $     0.14     $         1.36      $    (0.14)  $       (0.15)  $   12.12
   2006^^     10.28         0.12               0.67           (0.11)          (0.05)      10.91
For the period July 1, through September 30,
   2005+       9.70         0.02               0.58           (0.02)             --       10.28
For the period January 3, through June 30,
   2005       10.00         0.05              (0.30)          (0.05)             --        9.70
Class A (commenced operations on August 12, 2005)
   2007   $   10.90   $     0.12     $         1.36      $    (0.11)   $      (0.16)  $   12.11
   2006^^     10.28         0.09               0.67           (0.09)          (0.05)      10.90
   For the period August 12, through September 30,
   2005       10.17         0.01               0.12           (0.02)             --       10.28

                                            RATIO                RATIO
                                           OF NET               OF NET
                                        OPERATING            OPERATING                   RATIO
                              NET        EXPENSES             EXPENSES                  OF NET
                           ASSETS      TO AVERAGE           TO AVERAGE              INVESTMENT
                              END      NET ASSETS           NET ASSETS                  INCOME        PORTFOLIO
              TOTAL     OF PERIOD          BEFORE                AFTER              TO AVERAGE         TURNOVER
             RETURN         (000)   WAIVERS(2)(3)        WAIVERS(2)(3)        NET ASSETS(2)(3)          RATE(4)
---------------------------------------------------------------------------------------------------------------
AHA Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
   2007       11.93%    $ 102,232            0.99%                1.02%                   0.98%          115.99%
   2006^      10.16        94,653            1.09                 1.01                    0.87            99.16
For the period July 1, through September 30,
   2005+       3.88(5)     81,447            1.08(6)              1.13(6)                 0.46(6)         20.08(5)
For the years ended June 30,
   2005        9.95        81,510            1.07                 1.05                    0.78           128.37
   2004       21.60        68,068            1.02                 1.02                    0.67            97.51
   2003       (1.98)       55,564            1.18(3)              1.18(3)                 0.61(3)           N/A
Class A (commenced operations on December 30, 2002)
   2007       11.62%    $  10,400            1.24%                1.27%                   0.73%          115.99%
   2006^       9.87        11,122            1.34                 1.26                    0.62            99.16
For the period July 1, through September 30,
   2005+       3.81(5)      9,451            1.34(6)              1.38(6)                 0.20(6)         20.08(5)
For the years ended June 30,
   2005        9.66         8,842            1.32                 1.30                    0.53           128.37
   2004       21.24         7,392            1.27                 1.27                    0.42            97.51
For the period December 30, 2002, through June 30,
   2003       11.26(5)      6,454            1.45(6)(7)           1.45(6)(7)              0.48(6)(7)        N/A
---------------------------------------------------------------------------------------------------------------
AHA Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
   2007       13.89%    $  56,490            1.00%                0.94%*                  1.19%           29.38%
   2006^^      7.69        45,003            1.12                 1.04*                   1.10            28.57
For the period July 1, through September 30,
   2005+       6.20(5)     21,795            1.24(6)              1.15(6)*                0.90(6)          6.89(5)
For the period January 3, through June 30,
   2005       (2.48)(5)    20,510            1.16(6)              1.12(6)*                1.43(6)         47.56(5)
Class A (commenced operations on August 12, 2005)
   2007       13.64%    $     741            1.25%                1.19%*                  0.94%           29.38%
   2006^^      7.40           281            1.37                 1.29*                   0.80            28.57
   For the period August 12, through September 30,
   2005        1.27(5)         15            1.69(6)              1.43(6)*                0.74(6)          6.89(5)

  +   THE FUND'S FISCAL AND TAX YEAR-END CHANGED FROM JUNE 30 TO SEPTEMBER 30.

  ^ ON OCTOBER 3, 2005, THE DIVERSIFIED EQUITY FUND WAS REORGANIZED INTO THE AHA DIVERSIFIED EQUITY FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

 ^^ ON OCTOBER 3, 2005, THE SOCIALLY RESPONSIBLE EQUITY FUND WAS REORGANIZED INTO THE AHA SOCIALLY RESPONSIBLE EQUITY FUND, A NEWLY ESTABLISHED IDENTICAL SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

  * RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

(1) INFORMATION PRESENTED RELATES TO A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE ENTIRE PERIOD.

(2)   RATIOS INCLUDE ALL MANAGEMENT FEES AND EXPENSES.

(3) FOR THE PERIOD FROM NOVEMBER 1, 2001 THROUGH JUNE 30, 2003, THE PER SHARE AMOUNTS AND PERCENTAGES REFLECT INCOME AND EXPENSES ASSUMING INCLUSION OF THE FUND'S PROPORTIONATE SHARE OF THE INCOME AND EXPENSES OF ITS MASTER PORTFOLIO.

(4) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. FOR PERIODS LESS THAN 1 YEAR, PORTFOLIO TURNOVER RATE HAS NOT BEEN ANNUALIZED.

(5)   NOT ANNUALIZED.

(6)   ANNUALIZED.

(7) FOR THE PERIOD FROM DECEMBER 30, 2002 THROUGH JUNE 30, 2003, THE PER SHARE AMOUNTS AND PERCENTAGES REFLECT INCOME AND EXPENSES ASSUMING INCLUSION OF THE FUND'S PROPORTIONATE SHARE OF THE INCOME AND EXPENSES OF ITS MASTER PORTFOLIO.

(8) PER SHARE CALCULATIONS ARE BASED ON THE AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 41
notes to financial statements

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

1.    ORGANIZATION

The AHA Investment Funds (the "AHA Funds") are series of CNI Charter Funds (the "Trust"), which is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a business trust under the laws of Delaware on October 28, 1996. Each of the AHA Funds commenced operations on October 3, 2005, the effective date of the reorganization of each corresponding series (each a "Predecessor Fund" and collectively the "Predecessor Funds") of AHA Investment Funds, Inc. (the "AHA Company"), a registered investment company organized on March 14, 1988 under the laws of Maryland. On May 17, 2005, the Board of Directors of the AHA Company approved the reorganization of the Predecessor Funds into the newly established corresponding AHA Fund series of the Trust.

The AHA Funds currently offer the following series of shares: the AHA Limited Maturity Fixed Income Fund ("Limited Maturity Fund"), the AHA Full Maturity Fixed Income Fund ("Full Maturity Fund"), the AHA Balanced Fund ("Balanced Fund"), the AHA Diversified Equity Fund (the "Diversified Fund"), and the AHA Socially Responsible Equity Fund (the "Socially Responsible Fund") (each a "Fund" and, collectively, the "Funds"). The shares of common stock of the Funds are divided into two classes: Class A Shares and Institutional Class Shares. As of September 30, 2007, only the Institutional Class Shares of the Funds and the Class A Shares of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Fund, and the Socially Responsible Fund had commenced operations.

Expenses related to the reorganization and reimbursements to the Adviser for reorganization related expenses were incurred and paid by the Funds. These amounts are subject to recapture within the next three fiscal years.

The investment objectives of the Funds are set forth below.

LIMITED MATURITY FUND - Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities issued or guaranteed by the government, and maintains an average dollar-weighted portfolio maturity of less than three years.

FULL MATURITY FUND - Seeks the highest level of income consistent with long-term preservation of capital. Invests primarily in high quality fixed income securities issued or guaranteed by the U.S. government, its agent or instrumentalities. There is no restriction on the minimum or maximum maturity of the securities purchased. The average dollar-weighted maturity will vary and may exceed 20 years.

BALANCED FUND - Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.

DIVERSIFIED FUND - Seeks long-term capital growth. Invests primarily in equity securities of U.S. companies that are diversified among various industries and market sectors and securities having equity characteristics.

SOCIALLY RESPONSIBLE FUND - Seeks long-term capital growth. Invests primarily in equity securities whose issuers meet certain socially responsible criteria.

2.    SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.


                         AHA INVESTMENT FUNDS | PAGE 42

--------------------------------------------------------------------------------

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair values; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The Funds held no fair valued securities as of September 30, 2007.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on the accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method.

REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

EXPENSE ALLOCATION - Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

CLASSES - Class-specific expenses are borne by the class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net asset value each day.

FUND DISTRIBUTIONS - The Limited Maturity Fund and the Full Maturity Fund declare and pay income dividends from net investment income monthly.

In the Balanced Fund, the Diversified Fund and the Socially Responsible Fund, dividends from net investment income are declared and paid quarterly. Distributions from net realized capital gains are distributed to shareholders at least annually.

3.    INVESTMENT ADVISER AND SUB-ADVISER AGREEMENTS

The Funds have an Investment Management Agreement dated October 1, 2005 (the "Agreement") with CCM Advisors, LLC (the "Adviser"), an affiliate of City National Asset Management, Inc. ("CNAM, Inc."), with which certain officers and trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.50% of each Fund's average daily net assets for the Limited Maturity Fund and the Full Maturity Fund, and an annual rate of 0.75% of each Fund's average daily net assets for the Balanced Fund, Diversified Fund and the Socially Responsible Fund. Effective through September 30, 2006, the Adviser had contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Fund's average daily net assets.

                Expense Cap (as a % of average daily net assets)

                       Limited     Full                                Socially
                      Maturity   Maturity   Balanced   Diversified   Responsible
                        Fund       Fund       Fund         Fund          Fund
--------------------------------------------------------------------------------
Institutional Class     0.75%      0.80%      1.00%       1.01%         1.04%
Class A                 1.00%      1.05%       N/A        1.26%         1.29%
--------------------------------------------------------------------------------


                         AHA INVESTMENT FUNDS | PAGE 43
notes to financial statements

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

Effective November 1, 2006, the Adviser has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Fund's average daily net assets.

                Expense Cap (as a % of average daily net assets)

                      Limited      Full                                Socially
                      Maturity   Maturity   Balanced   Diversified   Responsible
                        Fund       Fund       Fund         Fund          Fund
--------------------------------------------------------------------------------
Institutional Class     1.00%      1.00%      1.00%       1.25%         1.25%
Class A                 1.25%      1.25%       N/A        1.50%         1.50%
--------------------------------------------------------------------------------

Any fee reductions or expense reimbursements may be repaid to the Adviser within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Funds' expense ratios, at the time of repayment, to exceed the amounts shown in the preceding table.

During the year ended September 30, 2007, the Board of Trustees approved the reimbursement of previously waived fees by the Adviser in the amount of $244, $24,044, $1,052 and $47,927 for the Limited Maturity Fund, the Full Maturity Fund, the Balanced Fund and the Diversified Fund, respectively.

As of September 30, 2007, fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were as follows:

                                         Potential Amount of
Fund                                        Recovery (000)           Expiration
--------------------------------------------------------------------------------
Limited Maturity Fund                           $   15                  2008
                                                   136                  2009
                                                     3                  2010
Balanced Fund                                       33                  2008
                                                    18                  2009
Diversified Fund                                    24                  2009
                                                     1                  2010
Socially Responsible Fund                            6                  2008
                                                    18                  2009
                                                    27                  2010
--------------------------------------------------------------------------------

THE PATTERSON CAPITAL CORPORATION and CNAM INC. act as the sub-advisers on behalf of the AHA Limited Maturity Fund and are paid by the Adviser.

ROBERT W. BAIRD & CO., INCORPORATED and BOYD WATTERSON ASSET MANAGEMENT, LLC act as sub-advisers on behalf of the AHA Full Maturity Fund and are paid by the Adviser.

ROBERT W. BAIRD & CO., INCORPORATED, CAMBIAR INVESTORS, LLC and FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC act as sub-advisers on behalf of the Balanced Fund and are paid by the Adviser.

CAMBIAR INVESTORS, LLC and FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC act as sub-advisers on behalf of the AHA Diversified Equity Fund and are paid by the Adviser. Effective October 1, 2006, Cambiar was replaced with AMBS INVESTMENT COUNSEL, LLC and SKBA CAPITAL MANAGEMENT, LLC as sub-advisers for portions of the AHA Diversified Equity Fund and are paid by the Adviser.

SKBA CAPITAL MANAGEMENT, LLC acts as the sub-adviser on behalf of the AHA Socially Responsible Fund and is paid by the Adviser.

4.    ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION AGREEMENTS

Pursuant to an administration agreement (the "Agreement"), SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, acts as the AHA Funds Administrator. Effective with the reorganization into the CNI Charter Funds on October 3, 2005, under the terms of the Agreement dated April 1, 1999, as amended January 1, 2005, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, and 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion.

The AHA Funds have adopted a Rule 12b-1 Distribution Plan ("the Plan") with respect to Class A Shares that allows each Fund to pay distribution and servicing fees. SEI Investments Distribution Co. (the "Distributor"), as compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Class A Shares of each Fund.

SEI Institutional Transfer Agency, a division of SEI Investments Fund Management Corporation serves as Transfer Agent for the Trust whereby it provides services at an annual rate of $15,000 per share class. The Transfer Agent has voluntarily agreed to waive these fees.

Citigroup Fund Services, LLC serves as sub-transfer agent for the AHA Funds whereby it provides services at an annual rate of $14,000 per share class.

U.S. Bank, N.A. (the "Custodian") serves as custodian for the Trust. The Custodian plays no role in determining the investment policies of the AHA Funds or which securities are to be purchased or sold by the AHA Funds.

Certain officers of the Trust are also officers of the Adviser and/or the Administrator. Such officers are paid no fees by the Trust or the AHA Funds for serving as officers of the Funds.


                         AHA INVESTMENT FUNDS | PAGE 44

--------------------------------------------------------------------------------

5.    FEDERAL INCOME TAXES

It is each Funds' policy to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in-capital, undistributed net investment income (loss), or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to paydown reclasses for tax purposes and REIT adjustments for tax purposes, have been reclassified to/from the following accounts as of September 30, 2007:

                                       Increase             Decrease
                                     Undistributed        Accumulated
                                    Net Investment        Net Realized
                                     Income (Loss)         Gain (Loss)
Fund                                     (000)               (000)
-----------------------------------------------------------------------
Limited Maturity Fund                     $7                  $(7)
Full Maturity Fund                         1                   (1)
Balanced Fund                              8                   (8)
Diversified Fund                           3                   (3)
-----------------------------------------------------------------------

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended September 30, 2007 and September 30, 2006 are shown below (000s):

                                      Ordinary     Long-term
                                       Income    Capital Gain    Total
Fund                                    (000)        (000)       (000)
------------------------------------------------------------------------
Limited Maturity Fund
   September 2007                      $ 1,857      $    --     $ 1,857
   September 2006                        2,460           --       2,460

Full Maturity Fund
   September 2007                        1,626           --       1,626
   September 2006                        1,394           85       1,479

Balanced Fund
   September 2007                          997        1,553       2,550
   September 2006                          635          787       1,422

Diversified Fund
   September 2007                        3,146        6,832       9,978
   September 2006                        1,057        4,157       5,214

Socially Responsible Fund
   September 2007                          629          659       1,288
   September 2006                          370           --         370


                         AHA INVESTMENT FUNDS | PAGE 45
notes to financial statements

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

As of September 30, 2007, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000s):

                      Undistributed  Undistributed     Capital                     Unrealized       Other             Total
                        Ordinary       Long-term        Loss       Post-October   Appreciation    Temporary   Distributable Earnings
                         Income      Capital Gain   Carryforwards     Losses     (Depreciation)  Differences   (Accumulated Losses)
Fund                      (000)         (000)           (000)         (000)           (000)         (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
Limited Maturity
  Fund                   $  161        $   --         $(2,462)        $ (97)         $   81       $  (150)         $ (2,467)
Full Maturity Fund          151            --            (399)           (4)             25          (142)             (369)
Balanced Fund               316           479              --            --             765            --             1,560
Diversified Fund          3,837         8,165              --            --           9,351            --            21,353
Socially Responsible
  Fund                      784         2,000              --            --           5,333            --             8,117

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2006 through September 30, 2007 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. At September 30, 2007, the breakdown of capital loss carryforwards was as follows (000s):

                                                         Expiring
                                        ----------------------------------------
                                         2012    2013    2014    2015    Total
Fund                                    (000)   (000)   (000)    (000)   (000)
--------------------------------------------------------------------------------
Limited Maturity Fund                   $  76   $ 838   $ 133   $1,415   $2,462
Full Maturity Fund                         --      64      46      289      399
--------------------------------------------------------------------------------

The Federal tax cost, the aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/(depreciation) for tax purposes at September 30, 2007 for each of the Funds were as follows (000s):

                                      Aggregate     Aggregated         Net
                                       Gross          Gross         Unrealized
                          Federal    Unrealized     Unrealized     Appreciation
                         Tax Cost   Appreciation   Depreciation   (Depreciation)
Fund                      (000)         (000)         (000)           (000)
--------------------------------------------------------------------------------
Limited Maturity Fund    $ 48,167    $    197        $ (116)        $    81
Full Maturity Fund         46,457         343          (318)             25
Balanced Fund              17,375       1,052          (287)            765
Diversified Fund          106,255      11,675        (2,324)          9,351
Socially Responsible
   Fund                    53,573       6,487        (1,154)          5,333
--------------------------------------------------------------------------------

6.    CAPITAL SHARE TRANSACTIONS (000S):

The share transactions for the years ended September 30, 2007 and September 30, 2006 are as follows:

                                                Limited Maturity Fund (000)     Full Maturity Fund (000)    Balanced Fund (000)
                                                ---------------------------     ------------------------    -------------------
                                                    2007           2006            2007           2006        2007       2006
                                                ---------------------------     ------------------------    -------------------
INSTITUTIONAL CLASS
   Shares Sold                                       226              63           1,107           503          --         --
   Shares Issued in Reinvestment of Dividends         40             121              51            50           4          6
   Shares Redeemed                                  (371)         (6,520)             (8)         (628)         --        (61)
---------------------------------------------------------------------------     ------------------------    -------------------
   Total Net Change                                 (105)         (6,336)          1,150           (75)          4        (55)
===========================================================================     ========================    ===================
CLASS A
   Shares Sold                                         9              16               9             1
   Shares Issued in Reinvestment of Dividends          1               1               1             1
   Shares Redeemed                                   (15)            (61)             (1)           (1)
---------------------------------------------------------------------------     ------------------------
   Total Net Change                                   (5)            (44)              9             1
===========================================================================     ========================


                         AHA INVESTMENT FUNDS | PAGE 46

--------------------------------------------------------------------------------

6.    CAPITAL SHARE TRANSACTIONS (CONTINUED) (000S):

                                                                        Socially
                                                Diversified Fund   Responsible Fund
                                                ----------------   ----------------
                                                 2007      2006     2007     2006
-----------------------------------------------------------------------------------
INSTITUTIONAL CLASS
   Shares Sold                                    728      1,789    1,164    2,133
   Shares Issued in Reinvestment of Dividends     367        192      108       35
   Shares Redeemed                               (773)    (1,447)    (737)    (163)
-----------------------------------------------------------------  ----------------
   Total Net Change                               322        534      535    2,005
=================================================================  ================
CLASS A
   Shares Sold                                     70        102       45       25
   Shares Issued in Reinvestment of Dividends      52         27        1       --
   Shares Redeemed                               (171)       (59)     (11)      --
-----------------------------------------------------------------  ----------------
   Total Net Change                               (49)        70       35       25
=================================================================  ================

7.    SECURITIES TRANSACTIONS

Purchases and sales and maturities of investment securities, other than short-term investments, for the year ended September 30, 2007 were as follows:

                                   Purchases        Sales & Maturities
-------------------------------------------------------------------------
                            U.S. Gov't    Other    U.S. Gov't    Other
Fund                          (000)       (000)      (000)       (000)
-------------------------------------------------------------------------
Limited Maturity Fund       $  23,014   $  8,223    $14,656     $ 17,839
Full Maturity Fund             14,316     14,271     11,055        7,704
Balanced Fund                   1,240     19,865      1,016       22,550
Diversified Fund                   --    124,727         --      128,510
Socially Responsible Fund          --     20,248         --       14,818
-------------------------------------------------------------------------

8.    SECURITIES LENDING

The Custodian serves as the AHA Funds' securities lending agent. Certain Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Income the Funds earned on securities purchased with cash collateral is reflected on the statements of operations. Collateral was maintained at not less than 102% of the value of loaned securities. If cash collateral is received, a related liability is shown on the statement of net assets. Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. There was no loss of income or value reported for the securities on loan for the year ended September 30, 2007.

9.    INVESTMENT RISKS

In the normal course of business, the AHA Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.   NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds' financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementating FIN 48 in fund asset calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a


                         AHA INVESTMENT FUNDS | PAGE 47
notes to financial statements

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

result, the Fund will incorporate FIN 48 in its semi-annual report on March 31, 2008. As of September 30, 2007, the Funds do not anticipate a material impact to the financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157,"Fair Value Measurements. "This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

11.   SUBSEQUENT EVENT

Effective as of the commencement of business on October 17, 2007, the designation of the Class A shares of AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund is changed to Class N.


                         AHA INVESTMENT FUNDS | PAGE 48
report of independent registered public accounting firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CNI CHARTER FUNDS:

We have audited the accompanying statements of assets and liabilities of the AHA Investment Funds, a series of CNI Charter Funds, comprised of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Funds and AHA Socially Responsible Equity Fund (collectively," the Funds"), including the schedules of investments, as of September 30, 2007 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from July 1, 2005 through September 30, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial highlights for the periods presented prior to July 1, 2005, were audited by another independent registered public accounting firm, whose report dated August 15, 2005, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2007, and the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and the period from July 1, 2005 through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

                                                            /s/ KPMG LLP

NOVEMBER 19, 2007


                         AHA INVESTMENT FUNDS | PAGE 49
trustees and officers (UNAUDITED)

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

Information pertaining to the Trustees and Officers of the Trust is set forth below as of October 3, 2007. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

------------------------------------------------------------------------------------------------------------------------------------
                                              TERM OF
                                               OFFICE                                                   NUMBER OF
                                                AND                                                   PORTFOLIOS IN        OTHER
  NAME                   POSITION(S)         LENGTH OF                                                 FUND COMPLEX    DIRECTORSHIPS
 ADDRESS,                 HELD WITH             TIME             PRINCIPAL OCCUPATION(S)               OVERSEEN BY        HELD BY
AND AGE 1                   TRUST             SERVED 2           DURING PAST FIVE YEARS               BOARD MEMBER 3     TRUSTEE 4
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------

Vernon C. Kozlen*          Trustee             Since      President and Chief Executive Officer,            16             None
CNI Charter Funds                            May 2007     CNI Charter Funds (2000-2007). Executive
400 N. Roxbury Drive                                      Vice President and Director of Asset
Beverly Hills, CA 90210                                   Management Development, CNB (1996-2007).
Age: 64                                                   Director, Reed, Conner & Birdwell LLC
                                                          (2000-present), and Convergent Capital
                                                          Management, LLC (2003-present). Chairman
                                                          of the Board, CNAM, Inc. (2001-2005).
                                                          Chairman of the Board, City National
                                                          Securities, Inc. (1999-2005). Director,
                                                          CNAM, Inc. (2001-2006), and City National
                                                          Securities, Inc. (1999-2006).

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------

Irwin G. Barnet, Esq.      Trustee           Since 1999   Attorney and partner, Reed Smith LLP, a           16             None
Age: 69                                                   law firm (2003-present). Attorney and
                                                          principal, Crosby, Heafey, Roach & May
                                                          P.C., a law firm (2000-2002 ). Attorney
                                                          and principal, Sanders, Barnet, Goldman,
                                                          Simons & Mosk, a law firm (1980-2000).

------------------------------------------------------------------------------------------------------------------------------------
Victor Meschures           Trustee           Since 1999   Certified Public Accountant, Meschures,           16             None
Age: 69                                                   Campeas, Thompson, Snyder and Pariser,
                                                          LLP, an accounting firm (1964-present).

------------------------------------------------------------------------------------------------------------------------------------
William R. Sweet           Trustee           Since 1999   Retired. Executive Vice President, Union          16             None
Age: 70                                                   Bank of California (1985-1996).

------------------------------------------------------------------------------------------------------------------------------------
James Wolford              Trustee           Since 1999   Chief Financial Officer, Bixby Land               16             None
Age: 52                                                   Company, a real estate company (2004-
                                                          present). Regional Financial Officer,
                                                          AIMCO, a real estate investment trust
                                                          (2004). Chief Financial Officer, DBM
                                                          Group, a direct mail marketing company
                                                          (2001-2004). SeniorVice President and
                                                          Chief Operating Officer, Forecast
                                                          Commercial Real Estate Service, Inc.
                                                          (2000-2001). Senior Vice President and
                                                          Chief Financial Officer, Bixby Ranch
                                                          Company (1985-2000).
------------------------------------------------------------------------------------------------------------------------------------


                         AHA INVESTMENT FUNDS | PAGE 50

------------------------------------------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE
                                                 AND
  NAME                         POSITION       LENGTH OF
ADDRESS,                      HELD WITH         TIME                                PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST          SERVED                               DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------

Timothy D. Barto           Vice President       Since     Attorney, Vice President and Assistant Secretary of SEI Investments
SEI Investments            and Assistant         2000     (1999-Present). Vice President and Assistant Secretary of Administrator
One Freedom Valley Drive   Secretary                      (1999-Present). Officer of various investment companies administered by
Oaks, PA 19456                                            Administrator (1999-2004). Assistant Secretary of the Distributor
Age: 39                                                   (2003-2004). Vice President of the Distributor (1999-2004).

------------------------------------------------------------------------------------------------------------------------------------
Eric Kleinschmidt          Controller and       Since     Director of Fund Accounting, SEI Investments (2004-Present). Manager of
SEI Investments            Chief Operating       2005     Fund Accounting, SEI Investments (1999-2004).
One Freedom Valley Drive   Officer
Oaks, PA 19456
Age: 39

------------------------------------------------------------------------------------------------------------------------------------
Richard D. Byrd            President and        Since     Executive Vice President, CNB (2005-Present). Chairman of the Board, City
City National Bank         Chief Executive       May      National Securities, Inc. (2005-Present). Executive Vice President, Wells
400 N. Roxbury Drive       Officer              2007      Fargo Bank (1997-2005).
Beverly Hills, CA 90210
Age: 47

------------------------------------------------------------------------------------------------------------------------------------
Valerie Y. Lewis           Vice President       Since     Chief Compliance Officer, CNAM, Inc. (August, 2005-present). Fund Boards
City National Bank         and Chief            2005      Specialist - Assistant Secretary, Capital Research and Management and
400 N. Roxbury Drive       Compliance                     Company Capital International, Inc. (1999-2005).
Beverly Hills, CA 90210    Officer
Age: 51

------------------------------------------------------------------------------------------------------------------------------------
James Ndiaye               Vice President       Since     Attorney, SEI Investments Company (2004-present). Vice President, Deutsche
SEI Investments            and Assistant        2005      Asset Management (2003-2004). Associate, Morgan Lewis & Bockius LLP
One Freedom Valley Drive   Secretary                      (2000-2003). Assistant Vice President, ING Variable Annuities Group
Oaks, PA 19456                                            (1999-2000).
Age: 39

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Pang            Vice President       Since     Attorney, SEI Investments Company (2005-present). Counsel, Caledonian Bank
SEI Investments            and Assistant        2005      & Trust's Mutual Funds Group (2004-2005). Counsel, Permal Asset Management
One Freedom Valley Drive   Secretary                      (2001-2004). Associate, Schulte, Roth & Zabel's Investment Management
Oaks, PA 19456                                            Group (2000-2001).
Age: 35

----------------------
1 Each trustee may be contacted by writing to the Trustee c/o CNI Charter Funds, One Freedom Valley Drive, Oaks, PA 19456.

2 Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders is called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

3 The "Fund Complex" consists of all series of the Trust. As of September 30, 2007, the Fund Complex consisted of 16 Funds.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

* Mr. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007.


                         AHA INVESTMENT FUNDS | PAGE 51
trustees and officers (UNAUDITED) (CONCLUDED)

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE
                                                 AND
  NAME                         POSITION       LENGTH OF
ADDRESS,                      HELD WITH         TIME                                PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST          SERVED                               DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
--------------------

Rodney J. Olea             Vice President       Since     Senior Vice President, CNAM, Inc. (2001-present). Senior Vice President
City National Bank                               2000     and Director of Fixed Income, CNB (1994-present).
400 N. Roxbury Drive
Beverly Hills, CA 90210
Age: 42

------------------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala            Vice President       Since     Vice President and Assistant Secretary, SEI Investments Fund Management
SEI Investments            and Secretary         2004     (2005-present). Compliance Officer of SEI Investments (2001-2004). Account
One Freedom Valley Drive                                  and Product Consultant, SEI Private Trust Company (1998-2001).
Oaks, PA 19456
Age: 33

------------------------------------------------------------------------------------------------------------------------------------
Timothy G. Solberg         Vice President       Since     Managing Director and Chief Investment Officer, CCM Advisors
CCM Advisors, LLC          and Assistant         2005     (2001-present); Director of Marketing and Client Services, Hewitt
190 S. LaSalle Street      Secretary                      Investment Group, a Division of Hewitt Associates LLC (1989-2001).
Suite 2800
Chicago, IL 60603
Age: 54

------------------------------------------------------------------------------------------------------------------------------------
Susan Rudzinski            Vice President       Since     Compliance Director, Convergent Capital Management, LLC (2006-present);
CCM Advisors, LLC                                May      Self-employed Investment Advisory Compliance and Operations Consultant
190 S. LaSalle Street                            2007     (2005-2006); Manager, Affiliate Contracts, The Burridge Group LLC
Suite 2800                                                (2003-2004).
Chicago, IL 60603
Age: 44

------------------------------------------------------------------------------------------------------------------------------------
Richard A. Weiss           Vice President       Since     President, CNAM, Inc. (2001-present). Executive Vice President and Chief
City National Bank         and Assistant         2000     Investment Officer, CNB (1999-present). Director, City National Securities
400 N. Roxbury Drive       Secretary                      (April 2003-present). Executive Vice President and Chief Investment
Beverly Hills, CA 90210                                   Officer. Sanwa Bank California (1994-1999).
Age: 47
------------------------------------------------------------------------------------------------------------------------------------


                         AHA INVESTMENT FUNDS | PAGE 52
notice to shareholders (UNAUDITED)

SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

For shareholders that do not have a September 30, 2007 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2007 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For Federal income tax purposes, for the fiscal year ended September 30, 2007 each Fund is designating the following items with regard to distributions paid during the year:

                                                                         (C)**         (D)***
                                                                       DIVIDENDS     QUALIFYING                           (G)******
                             (A)*           (B)*                       QUALIFYING     DIVIDEND    (E)****     (F)*****   QUALIFYING
                          LONG TERM       ORDINARY                   FOR CORPORATE     INCOME       U.S.     QUALIFYING  SHORT-TERM
                         CAPITAL GAIN      INCOME         TOTAL      DIVIDENDS REC.  (15% RATE   GOVERNMENT   INTEREST     CAPITAL
                        DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS    DEDUCTION      FOR QDI)    INTEREST     INCOME       GAIN
------------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Fixed
   Income Fund                0%            100%           100%             0%            0%         18%         81%          0%

Full Maturity Fixed
   Income Fund                0%            100%           100%             0%            0%         16%         96%          0%

Balanced Fund                61%             39%           100%            23%           24%          4%         35%        100%

Diversified Equity Fund      68%             32%           100%            47%           49%          0%          0%        100%

Socially Responsible
   Equity Fund               51%             49%           100%            67%           69%          0%          0%        100%
------------------------------------------------------------------------------------------------------------------------------------

     * ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.

    ** ITEM (C) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF
       EACH FUND. QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

   *** THE PERCENTAGE IN ITEM (D) REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND
       INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003. IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

  **** ITEM (E) REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT
       U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. FOR SHAREHOLDERS OF THE FUNDS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME TAX.

 ***** ITEM (F) REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED
       BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

****** THE PERCENTAGE IN ITEM (G) REPRESENTS THE AMOUNT OF "QUALIFYING
       SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.


                         AHA INVESTMENT FUNDS | PAGE 53
disclosure of fund expenses (UNAUDITED)

--------------------------------------------------------------------------------

As an Institutional Class shareholder of the AHA Limited Maturity Fund, the AHA Full Maturity Fund, the AHA Balanced Fund, the AHA Diversified Fund and the AHA Socially Responsible Fund (each a "Fund" and collectively, the "Funds"), you will incur ongoing costs, including management fees and other Fund expenses. As a Class A shareholder of the AHA Limited Maturity Fund, the AHA Full Maturity Fund, the AHA Diversified Fund and the AHA Socially Responsible Fund, you will incur ongoing costs and distribution fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the six months ended September 30, 2007.

ACTUAL EXPENSES. The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders of IRA accounts a $25.00 annual maintenance fee by Forum Shareholder Services, LLC (a division of Citigroup Fund Services, LLC) the Funds' sub-transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest, in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not the represent the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Ending account values and expenses paid during the period are based on a hypothetical 2.50% rate of return. The rate of return is considered before expenses are deducted from the Fund.

                                   BEGINNING     ENDING                 EXPENSES
                                    ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                     VALUE       VALUE      EXPENSE      DURING
                                    4/1/07      9/30/07      RATIOS      PERIOD*
--------------------------------------------------------------------------------
AHA LIMITED MATURITY FIXED INCOME FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                $1,000.00   $1,022.20      0.72%      $3.65
Class A                             1,000.00    1,021.90      0.97%       4.92

HYPOTHETICAL 5% RETURN
Institutional Class                $1,000.00   $1,021.46      0.72%      $3.65
Class A                             1,000.00    1,020.21      0.97%       4.91
--------------------------------------------------------------------------------
AHA FULL MATURITY FIXED INCOME FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                $1,000.00   $1,019.00      0.79%      $4.00
Class A                             1,000.00    1,018.60      1.04%       5.26

HYPOTHETICAL 5% RETURN
Institutional Class                $1,000.00   $1,021.11      0.79%      $4.00
Class A                             1,000.00    1,019.85      1.04%       5.27
--------------------------------------------------------------------------------
AHA BALANCED FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                $1,000.00   $1,044.60      1.00%      $5.13

HYPOTHETICAL 5% RETURN
Institutional Class                $1,000.00   $1,020.05      1.00%      $5.06

                                   BEGINNING     ENDING                 EXPENSES
                                    ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                     VALUE       VALUE      EXPENSE      DURING
                                    4/1/07      9/30/07      RATIOS      PERIOD*
--------------------------------------------------------------------------------
AHA DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                $1,000.00   $1,048.10      1.02%      $5.24
Class A                             1,000.00    1,046.70      1.27%       6.52

HYPOTHETICAL 5% RETURN
Institutional Class                $1,000.00   $1,019.95      1.02%      $5.16
Class A                             1,000.00    1,018.70      1.27%       6.43
--------------------------------------------------------------------------------
AHA SOCIALLY RESPONSIBLE EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                $1,000.00   $1,046.30      0.93%      $4.77
Class A                             1,000.00    1,045.00      1.18%       6.05

HYPOTHETICAL 5% RETURN
Institutional Class                $1,000.00   $1,020.41      0.93%      $4.71
Class A                             1,000.00    1,019.15      1.18%       5.97
--------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).


                         AHA INVESTMENT FUNDS | PAGE 54
approval of sub-advisory agreement (UNAUDITED)

--------------------------------------------------------------------------------

The Board of Trustees (the "Board") of CNI Charter Funds (the "Trust") is comprised of five Trustees, four of whom are independent of the Trust's investment advisers and sub-advisers (the "Independent Trustees"). During the six months ended September 30, 2007, the Board and the Independent Trustees approved renewals of the Trust's advisory agreement (the "Management Agreement") with CCM Advisors, LLC ("CCMA") and the related sub-advisory agreements (collectively referred to below as the "Sub-Advisory Agreements") with the following sub-advisory organizations (the "Sub-Advisers"):

      o CCMA's sub-advisory agreement (the "CNAM Agreement") with City National Asset Management, Inc. ("CNAM") with respect to the AHA Limited Maturity Fixed Income Fund;

      o CCMA's sub-advisory agreement (the "Patterson Agreement") with The Patterson Capital Corporation ("Patterson") with respect to the Limited Maturity Fund;

      o     CCMA's sub-advisory agreements (the "Baird Agreements") with Robert
            W. Baird & Co. Incorporated ("Baird") with respect to the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fund") and the AHA Balanced Fund;

      o CCMA's sub-advisory agreements (the "Freeman Agreements") with Freeman Associates Investment Management LLC ("Freeman") with respect to the Balanced Fund and the AHA Diversified Equity Fund; and

      o CCMA's sub-advisory agreement (the "SKBA Agreement") with SKBA Capital Management, LLC ("SKBA") with respect to the AHA Socially Responsible Equity Fund.

The Management Agreement and the Sub-Advisory Agreements are referred to below as the "Agreements."

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each relevant investment portfolio of the Trust (each a "Fund"), although the Board took into account the common interests of all the relevant Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by CCMA and each of the Sub-Advisers. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of CCMA or the Sub-Advisers were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve renewal of the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CCMA

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by CCMA, the Board considered a variety of matters, including the background, education and experience of CCMA's key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes and oversight of the Sub-Advisers; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

INVESTMENT PERFORMANCE

The Board assessed the performance of the Institutional Class of each Fund compared with its respective benchmark and the average of all funds in its respective peer group category (each, a "universe") selected by Lipper, Inc. for the one-, three-, five-


                         AHA INVESTMENT FUNDS | PAGE 55
approval of sub-advisory agreement (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

and ten-year and since-inception periods ended June 30, 2007. The Board made the following observations in reviewing the Funds' performance:

      o The annualized total returns of the Limited Maturity Fund were below those of the Merrill Lynch 1-3 Year Treasury Index and the Lipper short investment grade universe average for all periods. The Board noted that until January 31, 2007, the Fund could only invest in bonds rated "A" or higher, and that CNAM, Inc. was added as a new sub-adviser to the Fund in 2005.

      o The annualized total returns of the Full Maturity Fund were below those of the Lehman Intermediate Government Credit Index returns and the Lipper corporate debt funds A-rated universe average for all periods, except that the Fund's returns were above the Lipper universe average for the ten-year period. The Board noted that the average credit quality for the Full Maturity Fund was "AA," which is relatively high compared with its peer group.

      o The annualized total returns of the Balanced Fund were above those of a 60/30/10 hybrid of the S&P 500 Index, Lehman US Aggregate Bond Index and Merrill Lynch 3-Month US Treasury Bill Index, and below the Lipper mixed-asset target allocation growth fund universe average, for the three- and five-year periods; above both measures for the ten-year period; below both measures for the one-year and since-inception periods; below the S&P 500 Index for all periods except the ten-year period; and above the Lehman US Aggregate Bond Index returns for all periods.

      o The annualized total returns of the Diversified Equity Fund were below that of the S&P 500 Index and the Lipper large cap core funds universe average for the one-year period, and above those measures for all other periods.

      o The annualized total return of the Socially Responsible Fund was slightly below the return of the Domini 400 Social Index and below that of the Lipper large cap value fund universe average for the one-year period, and the Fund's annualized total returns were above those of the Domini Index and below the Lipper universe average for the since-inception and year-to-date periods. The Board noted that because the Fund is precluded from investing in approximately 200 value-oriented companies pursuant to the Fund's socially conscious investment restrictions, the Fund may not invest in all securities in which other funds in the Lipper value universe may invest.

The Board and the Independent Trustees concluded that CCMA continued to provide high quality management and oversight services to the Funds. They noted that the investment results of the Funds during the past year and previous periods were generally good; that each of the Funds had met its objectives as demonstrated by various factors; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the management fees charged by CCMA and the total expenses of each of the Funds (as percentages of their respective average annual net assets) compared to those of select peer groups of funds, and the Board and the Independent Trustees concluded that the advisory fees and expenses of the Funds continued to be reasonable.

The Board observed that the Funds' contractual management fees as of June 30, 2007 were below the average management fees for their peer group funds (except for Class A of the Diversified Equity Fund and the Institutional Class of the Balanced Fund). As the Funds are CCMA's sole investment advisory clients, the Board was not able to compare the fees charged to the Funds by CCMA with fees charged to other institutional clients of CCMA.

With respect to the total expenses of the Funds, the Board considered that total expenses as of June 30, 2007 net of fee waivers were below the average total expenses for their peer group funds except for Class A shares of the Full Maturity Fund and Institutional Class shares of the Limited Maturity, Full Maturity, Balanced and Socially Responsible Funds. However, the Board also noted that the asset levels of the Funds were relatively small, that CCMA was waiving additional fees with respect to the Socially Responsible Fund that were not reflected in the Total Annual Fund Operating Expenses reported in the Fund's current prospectus, and that the total expenses of the Full Maturity Fund were decreasing as a result of recent increases in the Fund's assets.

The Board considered information prepared by CCMA relating to its costs and profits. The Board also considered the benefits received by CCMA and its affiliates as a result of CCMA's relationship with the Funds, including investment advisory fees received by CCMA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity


                         AHA INVESTMENT FUNDS | PAGE 56
approval of sub-advisory agreement (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------------

arising in connection with the Funds' performance. They also noted that, although there were no fee advisory fee breakpoints, the asset levels of most of the Funds were relatively small and were not currently likely to lead to significant economies of scale.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CCMA pursuant to the Management Agreement is fair and reasonable in light of the nature and quality of the services being provided by CCMA to each Fund and its shareholders, and that renewal of the Management Agreement was in the best interest of the Funds and their shareholders.

SUB-ADVISERS

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by each of the Sub-Advisers, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser's key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser's investment philosophy and processes as well as its brokerage, trading and soft dollar practices.

INVESTMENT PERFORMANCE

The Board's observations regarding each Fund's performance are described above. As indicated above, the Board and the Independent Trustees concluded that each Sub-Adviser continued to provide high quality services to the Funds.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were low compared to the fees it charged to its other institutional clients. They noted that CCMA pays all sub-advisory fees out of CCMA's advisory fee.

The Board considered information prepared by each Sub-Adviser (except for Baird) relating to its costs and profits with respect to the Fund or Funds for which it serves as sub-adviser, as well as the methodologies used to determine and allocate such costs to its management of the Fund. With respect to Baird, which does not track profitability by account, the Board considered that the sub-advisory fees charged by Baird to the Funds were significantly lower than the fees set forth in its standard fee schedule. The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds, including the sub-advisory fees paid to the Sub-Adviser, the intangible benefits of their association with the AHA Funds generally and any favorable publicity arising in connection with the Funds' performance, and in the case of CNAM and SKBA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective Sub-Advisory Agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Funds and their shareholders, and that renewal of each Sub-Advisory Agreement was in the best interest of the Funds and their shareholders.


                         AHA INVESTMENT FUNDS | PAGE 57

--------------------------------------------------------------------------------



      For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 for a free prospectus. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------





  [American Hospital Association LOGO OMITTED]

             AHA INVESTMENT FUNDS(TM)
        A SERIES OF THE CNI CHARTER FUNDS

CCM Advisors, LLC is the AHA-sponsored investment             [LOGO OMITTED]
     advisor for the AHA Investment Program                CNI CHARTER FUNDS(SM)


                                                                 CNI-AR-002-0300

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:



------------------------------------------------------------------------------------------------------------------------------
                                           2007                                                   2006
------------------------------------------------------------------------------------------------------------------------------
                    All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                    services to the   services to       and services to   services to the   services to       and services to
                    Trust that were   service           service           Trust that were   service           service
                    pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                      were              did not require                     were              did not require
                                      pre-approved      pre-approval                        pre-approved      pre-approval
------------------------------------------------------------------------------------------------------------------------------
 (a)     Audit      N/A               $278,000          N/A               $285,500          N/A               N/A
         Fees(1)

------------------------------------------------------------------------------------------------------------------------------
 (b)     Audit-     N/A               N/A               N/A               $0                N/A               N/A
         Related
         Fees
------------------------------------------------------------------------------------------------------------------------------
 (c)     Tax        N/A               $66,075           N/A               $61,600           N/A               N/A
         Fees

------------------------------------------------------------------------------------------------------------------------------
 (d)     All        N/A               N/A               N/A               N/A               N/A               N/A
         Other
         Fees
------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

           ------------------------- ----------------- ----------------
                                           2007             2006
           ------------------------- ----------------- ----------------
           Audit-Related Fees              N/A               N/A

           ------------------------- ----------------- ----------------
           Tax Fees                        N/A               N/A

           ------------------------- ----------------- ----------------
           All Other Fees                  N/A               N/A

           ------------------------- ----------------- ----------------


(f)      Not Applicable

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $66,075 and $61,600 for 2007 and 2006, respectively.

(h)      Not Applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

CNI Charter Funds (the "Fund") has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Trustees. The Fund has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and (b) is not an adverse holder. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund 's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               CNI Charter Funds


By (Signature and Title)*                  /s/ Richard D. Byrd
                                           --------------------------
                                           Richard D. Byrd, President & CEO

Date November 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Richard D. Byrd
                                           --------------------------
                                           Richard D. Byrd, President & CEO
Date November 29, 2007

By (Signature and Title)*                  /s/ Eric Kleinschmidt
                                           ----------------------------
                                           Eric Kleinschmidt, Controller and COO

Date November 29, 2007

* Print the name and title of each signing officer under his or her signature.